   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 29, 2003
                                                    REGISTRATION NOS.:  33-44782
                                                                        811-6515
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                   FORM N-1A
                            REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                    [X]
                        PRE-EFFECTIVE AMENDMENT NO.                         [ ]
                        POST-EFFECTIVE AMENDMENT NO. 16                     [X]
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                                                            [X]
                                AMENDMENT NO. 17
                                                                            [X]
                             ---------------------
                     MORGAN STANLEY FLEXIBLE INCOME TRUST
                       (A MASSACHUSETTS BUSINESS TRUST)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                               BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             ---------------------
                                   COPY TO:
                            STUART M. STRAUSS, ESQ.
                          MAYER, BROWN, ROWE & MAW LLP
                                 1675 BROADWAY
                           NEW YORK, NEW YORK 10019
                             ---------------------
                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.


 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

        immediately upon filing pursuant to paragraph (b)
   ----

     X  on December 30, 2003 pursuant to paragraph (b)
   ----

       60 days after filing pursuant to paragraph (a)
   ---

        on (date) pursuant to paragraph (a)(2) of rule 485.
   ----
                             ---------------------

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                             [MORGAN STANLEY FUNDS LOGO OMITTED]
                                                            MORGAN STANLEY FUNDS




                                                                  Morgan Stanley
                                                           Flexible Income Trust





     A mutual fund whose primary investment objective is a high level of current income; as a secondary objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective






Morgan Stanley (logo)
[GRAPHIC OMITTED]




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                                                                      Prospectus
                                                               December 30, 2003

Contents

THE FUND

      Investment Objectives................................................ 1

      Principal Investment Strategies...................................... 1

      Principal Risks...................................................... 3

      Past Performance..................................................... 6

      Fees and Expenses.................................................... 8

      Additional Investment Strategy Information........................... 9


      Additional Risk Information......................................... 11


      Fund Management..................................................... 12


SHAREHOLDER INFORMATION

      Pricing Fund Shares................................................. 13

      How to Buy Shares................................................... 13

      How to Exchange Shares.............................................. 15

      How to Sell Shares.................................................. 17


      Distributions....................................................... 19


      Tax Consequences.................................................... 19

      Share Class Arrangements............................................ 20


FINANCIAL HIGHLIGHTS...................................................... 28


MORGAN STANLEY FUNDS....................................... Inside Back Cover




This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

The Fund


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES
[GRAPHIC OMITTED]



Morgan Stanley Flexible Income Trust seeks a high level of current income as its primary investment objective. As a secondary objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective.



--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
[GRAPHIC OMITTED]


[SIDEBAR]
----------------
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[END SIDEBAR]


The Fund will normally invest at least 80% of its assets in a portfolio of fixed-income securities. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., will allocate the Fund's securities investments among the following asset classes or market segments: (1) investment grade global securities, (2) mortgage-backed securities and U.S. government securities, (3) high yield securities, and (4) emerging market securities. The amount of the Fund's assets committed to any one asset class or market segment will fluctuate and there are no percentage limitations with respect to the amount of the Fund's assets that may be invested in any such asset class or market segment other than those relating to high yield and emerging market debt securities as set forth below. The Investment Manager has the flexibility to select any combination of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund's assets may be invested in certain groups and not others.


(1) GLOBAL SECURITIES.

o Fixed-income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation, all of which are rated in one of the four highest bond rating categories by either Standard & Poor's ("S&P") or Moody's Investors Service ("Moody's") or, if unrated, are determined by the Investment Manager to be of equivalent quality;

o Certificates of deposit and bankers' acceptances (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, are determined by the Investment Manager to be of high creditworthiness; and

o Commercial paper rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.

(2) MORTGAGE-BACKED SECURITIES AND U.S. GOVERNMENT SECURITIES.

o Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P or, if not rated, are determined to be of comparable quality by the Investment Manager; the mortgage-backed securities in which the Fund may invest include mortgage pass-through securities and collateralized mortgage obligations (CMOs);

o U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and


o U.S. government agency securities, such as discount notes, medium-term notes, debentures and zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity (without restrictions as to remaining maturity at time of purchase).

(3) HIGH YIELD SECURITIES. The Fund may invest in high yield, high risk, fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, are determined by the Investment Manager to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments and are commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities and preferred stock. They also may include "Rule 144A" securities, which are subject to resale restrictions. The Fund does not have any minimum quality rating standard for this group of investments. Thus, the Fund may invest in fixed-income securities that may already be in default on payment of interest or principal. The Fund's investments in junk bonds not including emerging market securities as set forth below may not exceed 331/3% of its assets.



(4) EMERGING MARKET SECURITIES. The Fund may invest up to 15% of its assets in debt securities of companies or foreign governments or supranational organizations or any of their instrumentalities located in emerging market countries. These securities may be rated below investment grade and may be considered high yield securities. Emerging market countries are countries that major financial institutions such as the World Bank generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and most nations located in Western Europe. The Fund's investments in emerging market securities may include Brady Bonds which are securities that are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts.

                                     * * *


Fixed-income securities are debt securities and can take the form of bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back.

In addition to the three groups of fixed-income securities, the Fund may also invest in options and futures, forward foreign currency exchange contracts and common stock and warrants.



In pursuing the Fund's investment objectives, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
[GRAPHIC OMITTED]


There is no assurance that the Fund will achieve its investment objectives. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. Neither the value nor the yield of the U.S. government securities that the Fund invests in (or the value or yield of the Fund's shares) is guaranteed by the U.S. government. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.)

The Fund is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.

FOREIGN SECURITIES. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted and redemption proceeds are paid in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to political and economic developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets, and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

The foreign securities in which the Fund invests may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.


The Fund may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. government. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by the Fund, such as those issued by the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"), are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.


COLLATERALIZED MORTGAGE OBLIGATIONS. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

HIGH YIELD SECURITIES. The Fund's investments in high yield securities, commonly known as "junk bonds," pose significant risks. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund's net asset value.


OTHER RISKS. The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with its options and futures, forward foreign currency exchange contracts, common stock, warrants and convertible securities investments. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


--------------------------------------------------------------------------------
PAST PERFORMANCE
[GRAPHIC OMITTED]


[SIDEBAR]
----------------
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.
[END SIDEBAR]


The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS --  CALENDAR YEARS

ANNUAL TOTAL RETURNS -- CALENDAR YEARS
[CHART OMITTED]

1993       9.63%
1994      -1.31%
1995      12.71%
1996       8.36%
1997       6.04%
1998       2.48%
1999      -2.78%
2000      -8.60%
2001      -5.80%
2002       9.81%



The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of September 30, 2003 was 7.86%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 5.74% (quarter ended June 30, 2002) and the lowest return for a calendar quarter was -4.02% (quarter ended December 31, 2000).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)


                                                                    PAST 1        PAST 5        PAST 10        LIFE OF
                                                                     YEAR         YEARS         YEARS          FUND
                                                                 ----------- -------------- ------------- --------------
  Class A(1): Return Before Taxes                                    5.85%      (1.45)%            --        (0.73)%
  Lehman Brothers U.S. Government Index(2)                           9.84%        7.48%            --          7.51%
  Lipper Multi-Sector Income Funds Average(3)                        6.49%        2.31%            --          2.57%
  Class B(1): Returns Before Taxes                                   4.81%      (1.48)%          2.81%          --
  Returns After Taxes on Distributions(4)                            2.49%      (3.92)%        (0.03)%          --
  Returns After Taxes on Distributions and Sale of Fund Shares       2.86%      (2.32)%          0.88%          --
  Lehman Brothers U.S. Government Index(2)                           9.84%        7.48%          7.08%          --
  Lipper Multi-Sector Income Funds Average(3)                        6.49%        2.31%            --           --
  Class C(1): Return Before Taxes                                    8.83%      (1.20)%            --        (0.55)%
  Lehman Brothers U.S. Government Index(2)                           9.84%        7.48%            --          7.51%
  Lipper Multi-Sector Income Funds Average(3)                        6.49%        2.31%            --          2.57%
  Class D(1): Return Before Taxes                                   10.73%      (0.31)%            --          0.33%
  Lehman Brothers U.S. Government Index(2)                           9.84%        7.48%            --          7.51%
  Lipper Multi-Sector Income Funds Average(3)                        6.49%        2.31%            --          2.57%


[SIDEBAR]
----------------
AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
[END SIDEBAR]



(1) Class A, C and D commenced operations on July 28, 1997; Class B commenced operations on April 9, 1992.

(2) The Lehman Brothers Intermediate U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3) The Lipper Multi-Sector Income Funds Average tracks the performance of all funds in the Lipper Multi-Sector Income Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be cosidered an investment.

(4) These returns do not reflect any tax consequences from a sale of your shares at the end of each period but they do reflect any applicable sales charges on such a sale.

The above table shows after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

--------------------------------------------------------------------------------
FEES AND EXPENSES
[GRAPHIC OMITTED]


The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


[SIDEBAR]
----------------
SHAREHOLDER FEES
These fees are paid directly from your investment.



[SIDEBAR]
----------------
ANNUAL FUND
OPERATING EXPENSES

These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended October 31, 2003.
[END SIDEBAR]



SHAREHOLDER FEES

                                                       CLASS A         CLASS B         CLASS C       CLASS D
                                                       -------         -------         -------       -------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)        4.25%(1)         None             None          None

  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)               None(2)        5.00%(3)         1.00%(4)       None

ANNUAL FUND OPERATING EXPENSES


                                             CLASS A     CLASS B     CLASS C      CLASS D
                                             -------     -------     -------      -------
  Management fee                              0.40%       0.40%       0.40%        0.40%

  Distribution and service (12b-1) fees       0.19%       0.85%       0.85%        None

  Other expenses                              0.25%       0.25%       0.25%        0.25%

  Total annual Fund operating expenses        0.84%       1.50%       1.50%        0.65%


(1)   Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)   Only applicable if you sell your shares within one year after purchase.


EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.



The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell (redeem) your shares at the end of each period.

                      IF YOU SOLD YOUR SHARES                        IF YOU HELD YOUR SHARES
           ---------------------------------------------- ----------------------------------------------
              1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
           ---------- ----------- ----------- ----------- ---------- ----------- ----------- -----------
 Class A     $  507      $  682    $    871    $  1,418     $  507      $  682      $  871    $  1,418
 Class B     $  653      $  774    $  1,018    $  1,791     $  153      $  474      $  818    $  1,791
 Class C     $  253      $  474    $    818    $  1,791     $  153      $  474      $  818    $  1,791
 Class D     $   66      $  208    $    362    $    810     $   66      $  208      $  362    $    810


While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.


--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT STRATEGY INFORMATION
[GRAPHIC OMITTED]


This section provides additional information relating to the Fund's principal investment strategies.

MORTGAGE-BACKED SECURITIES. One type of mortgage-backed security, in which the Fund may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

The Fund may invest in mortgage pass-through securities that are issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. These securities are either direct obligations of the U.S. government, or the issuing agency/instrumentality has the right to borrow from the U.S. Treasury to meet its obligations, although the Treasury is not legally required to extend credit to the agency/instrumentality.

Private mortgage pass-through securities also can be Fund investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. government agency, the securities generally are structured with one or more type of credit enhancement such as third party guarantees.

OPTIONS AND FUTURES. The Fund may invest in options and futures including interest rate futures and options on underlying portfolio securities and currencies and may invest in put and call options with respect to foreign currencies and futures on interest rate indexes. Options and futures may be used to hedge the interest rate sensitivity of the Fund's portfolio securities or to seek to protect against a decline in securities or currency prices or an increase in prices of securities or currencies that may be purchased.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.


COMMON STOCK AND WARRANTS. The Fund may invest up to 20% of its assets in common stocks. The Fund may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities or included in a unit with fixed-income securities or acquired upon conversions of fixed-income securities.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities which are securities that generally pay dividends or interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objectives.


The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Other than percentage limits relating to illiquid securities or borrowing, subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquired an investment. Subsequent percentage changes that result from market fluctuations generally will not required the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.



--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
[GRAPHIC OMITTED]


This section provides additional information relating to the principal risks of investing in the Fund.

OPTIONS AND FUTURES. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of the bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.


COMMON STOCKS AND WARRANTS. The Fund's investment in common stocks and warrants involve risks. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

CONVERTIBLE SECURITIES. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning the Fund's convertible securities investments, these investments may be speculative in nature.

--------------------------------------------------------------------------------
FUND MANAGEMENT
[GRAPHIC OMITTED]


[SIDEBAR]
----------------
MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and had approximately $115 billion in assets under management or administration as of November 30, 2003.
[END SIDEBAR]



The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The Fund is managed by the Taxable Fixed-Income team. Current members of the team include Abigail L. McKenna and Stephen F. Esser, Managing Directors of the Investment Manager, and Paul F. O'Brien and Neil Stone, Executive Directors of the Investment Manager.


The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended October 31, 2003, the Fund accrued total compensation to the Investment Manager amounting to 0.40% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION


--------------------------------------------------------------------------------
PRICING FUND SHARES
[GRAPHIC OMITTED]


The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.



[SIDEBAR]
----------------
CONTACTING A FINANCIAL ADVISOR

If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[END SIDEBAR]




An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.



--------------------------------------------------------------------------------
HOW TO BUY SHARES
[GRAPHIC OMITTED]



You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.


When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.


MINIMUM INVESTMENT AMOUNTS

                                                                                   MINIMUM INVESTMENT
                                                                               ---------------------------
 INVESTMENT OPTIONS                                                                INITIAL      ADDITIONAL
 ------------------                                                                -------      ----------
  Regular Accounts                                                                $  1,000          $100
  Individual Retirement Accounts                                                  $  1,000          $100
  Coverdell Education Savings Account                                             $    500          $100
  EasyInvest (Registered Tracemark)
  (Automatically from your checking or savings account or Money Market Fund)      $    100*         $100*

* Provided your schedule of investments totals $1,000 in twelve months.



There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; or (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.


[SIDEBAR]
----------------
EasyInvest (Registered Tracemark)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[END SIDEBAR]

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Flexible Income Trust.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.


--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES



PERMISSIBLE FUND EXCHANGES. [GRAPHIC OMITTED] You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

--------------------------------------------------------------------------------
HOW TO SELL SHARES
[GRAPHIC OMITTED]


You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.




OPTIONS             PROCEDURES
------------------- -----------------------------------------------------------------------------------------------
Contact Your        To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor   financial representative.

                    Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
                    -----------------------------------------------------------------------------------------------
By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
                    o  your account number;
                    o  the name of the Fund;
                    o  the dollar amount or the number of shares you wish to sell;
                    o  the Class of shares you wish to sell; and
                    o  the signature of each owner as it appears on the account.

                    If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                    Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
                    -----------------------------------------------------------------------------------------------
Systematic          If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan     $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                    Amounts withdrawn are subject to any applicable CDSC.  A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                    Arrangements" section of this Prospectus.

OPTIONS           PROCEDURES
----------------- -----------------------------------------------------------------------------------------
Systematic        To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial
Withdrawal Plan   Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time.
(continued)       Please remember that withdrawals from the plan are sales of shares, not Fund
                  "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
                  -----------------------------------------------------------------------------------------


PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest (Registered Trademark) , if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

--------------------------------------------------------------------------------
DISTRIBUTIONS
[GRAPHIC OMITTED]


The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments and income from stocks. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.


[SIDEBAR]
----------------
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[END SIDEBAR]


--------------------------------------------------------------------------------
TAX CONSEQUENCES
[GRAPHIC OMITTED]


As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o    You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains no matter how long you have owned shares in the Fund. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.



--------------------------------------------------------------------------------
SHARE CLASS ARRANGEMENTS
[GRAPHIC OMITTED]


The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.


Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:



 CLASS      SALES CHARGE                                                              MAXIMUM ANNUAL 12B-1FEE
 -----      ------------                                                              -----------------------
   A        Maximum 4.25% initial sales charge reduced for purchase of
            $25,000 or more; shares sold without an initial sales charge are
            generally subject to a 1.0% CDSC during the first year                             0.25%

   B        Maximum 5.0% CDSC during the first year decreasing to 0% after six
            years                                                                              0.85%

   C        1.0% CDSC during the first year                                                    0.85%

   D        None                                                                               None



CLASS A SHARES

Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A that qualifies for investment in Class D shares.



The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:


[SIDEBAR]
----------------
FRONT-END SALES
CHARGE OR FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges--the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[END SIDEBAR]


                                                    FRONT-END SALES CHARGE
                                      ---------------------------------------------------
                                          PERCENTAGE OF PUBLIC     APPROXIMATE PERCENTAGE
 AMOUNT OF SINGLE TRANSACTION               OFFERING PRICE        OF NET AMOUNT INVESTED
 ----------------------------               --------------        ----------------------
  Less than $25,000                             4.25%                     4.44%
  $25,000 but less than $50,000                 4.00%                     4.17%
  $50,000 but less than $100,000                3.50%                     3.63%
  $100,000 but less than $250,000               2.75%                     2.83%
  $250,000 but less than $500,000               2.25%                     2.30%
  $500,000 but less than $1 million             1.75%                     1.78%
  $1 million and over                           0.00%                     0.00%

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o    A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Tax-exempt organizations.

o    Groups organized for a purpose other than to buy mutual fund shares.


COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.


You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.


LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o Insurance company separate accounts that have been approved by the Fund's distributor.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES

Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.



[SIDEBAR]
----------------
CONTINGENT DEFERRED
SALES CHARGE
OR CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[END SIDEBAR]



 YEAR SINCE PURCHASE PAYMENT MADE       CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
 --------------------------------       ---------------------------------------
  First                                                 5.0%
  Second                                                4.0%
  Third                                                 3.0%
  Fourth                                                2.0%
  Fifth                                                 2.0%
  Sixth                                                 1.0%
  Seventh and thereafter                                None


Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.


CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o    Sales of shares held for you as a participant in a Morgan Stanley Eligible
     Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call (800) 869-NEWS.


DISTRIBUTION FEE. Class B shares are also subject to an annual distribution (12b-1) fee of 0.85% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class
B. This fee is higher than the annual distribution fee paid by Class A.


CONVERSION FEATURE. After 10 years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)


In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES


Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.



DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.85% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.


CLASS D SHARES

Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).


MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.


NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS

If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12B-1 FEES)

The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


CLASS A SHARES



 FOR THE YEAR ENDED OCTOBER 31,                     2003         2002        2001         2000         1999
 ------------------------------                  ---------     -------     -------      -------      -------
CLASS A SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $  5.95      $  6.10      $ 6.97       $  8.16      $  9.01
                                                 ---------     -------     -------      -------      -------
Income (loss) from investment operations:
  Net investment income++                           0.23         0.42        0.56          0.72         0.74
  Net realized and unrealized gain (loss)           0.56        (0.18)      (0.88)        (1.23)       (0.87)
                                                 ---------     -------     -------      -------      -------
Total income (loss) from investment operations      0.79         0.24       (0.32)        (0.51)       (0.13)
                                                 ---------     -------     -------      -------      -------
Less dividends and distributions from:
  Net investment income                            (0.36)       (0.38)      (0.32)        (0.62)       (0.63)
  Paid-in-capital                                   0.00        (0.01)      (0.23)        (0.06)       (0.09)
                                                 ---------     -------     -------      -------      -------
Total dividends and distributions                  (0.36)       (0.39)      (0.55)        (0.68)       (0.72)
                                                 ---------     -------     -------      -------      -------
Net asset value, end of period                   $  6.38      $  5.95      $ 6.10       $  6.97      $  8.16
------------------------------------------------ ---------     -------     -------      -------      -------
TOTAL RETURN+                                      13.65%        4.25%      (4.62)%       (6.66)%      (1.61)%
------------------------------------------------ ---------     -------     -------      -------      -------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                            0.84%        0.81%       0.76%(2)      0.73%        0.72%
Net investment income                               3.71%        7.13%       8.78%(2)      9.28%        8.56%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $32,166      $29,701     $29,769      $ 13,318      $21,828
Portfolio turnover rate                              309%          82%        110%           40%          71%

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

(2) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 0.78% and 8.76%, respectively.

CLASS B SHARES


  FOR THE YEAR ENDED OCTOBER 31,                    2003         2002         2001         2000         1999
  ------------------------------                 ---------     --------      -------      -------      -------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period              $   5.96     $   6.10      $  6.98      $  8.16     $   9.01
                                                  --------     --------      -------      --------     --------
Income (loss) from investment operations:
  Net investment income++                             0.19         0.38         0.53         0.67         0.68
  Net realized and unrealized gain (loss)             0.56        (0.17)       (0.90)       (1.22)       (0.87)
                                                  --------     --------      -------      --------     --------
Total income (loss) from investment operations        0.75         0.21        (0.37)       (0.55)       (0.19)
                                                  --------     --------      -------      --------     --------
Less dividends and distributions from:
  Net investment income                              (0.32)       (0.34)       (0.30)       (0.58)       (0.58)
  Paid-in-capital                                     0.00        (0.01)       (0.21)       (0.05)       (0.08)
                                                  --------     --------      -------      --------     --------
Total dividends and distributions                    (0.32)       (0.35)       (0.51)       (0.63)       (0.66)
                                                  --------     --------      -------      --------     --------
Net asset value, end of period                    $   6.39     $   5.96      $  6.10      $  6.98     $   8.16
------------------------------------------------  --------     --------      -------      --------     --------
TOTAL RETURN+                                        12.89%        3.73%       (5.37)%      (7.24)%      (2.14)%
------------------------------------------------  ---------    --------      -------      --------     --------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              1.50%        1.47%        1.41%(2)     1.38%        1.38%
Net investment income                                 3.06%        6.47%        8.13%(2)     8.63%        7.90%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $ 349,392    $355,329     $454,883     $565,493     $859,553
Portfolio turnover rate                                 309%         82%         110%          40%          71%

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

(2) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 1.43% and 8.11%, respectively.

--------------------------------------------------------------------------------


CLASS C SHARES


  FOR THE YEAR ENDED OCTOBER 31,                    2003         2002        2001         2000         1999
  ------------------------------                 ---------     -------     -------      -------      -------
CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $   5.95      $ 6.09      $ 6.97       $  8.15      $  9.00
                                                 ---------     -------     -------      -------      -------
Income (loss) from investment operations:
  Net investment income++                           0.19         0.38       0.53          0.67         0.68
  Net realized and unrealized gain (loss)           0.56         (0.17)     (0.90)       (1.22)       (0.87)
                                                 ---------     -------     -------      -------      -------
Total income (loss) from investment operations      0.75         0.21       (0.37)       (0.55)       (0.19)
                                                 ---------     -------     -------      -------      -------
Less dividends and distributions from:
  Net investment income                             (0.32)       (0.34)     (0.30)       (0.58)       (0.58)
  Paid-in-capital                                   0.00         (0.01)     (0.21)       (0.05)       (0.08)
                                                 ---------     -------     -------      -------      -------
Total dividends and distributions                   (0.32)       (0.35)     (0.51)       (0.63)       (0.66)
                                                 ---------     -------     -------      -------      -------
Net asset value, end of period                   $   6.38      $ 5.95      $ 6.09       $  6.97      $  8.15
------------------------------------------------ ---------     -------     -------      -------      -------
TOTAL RETURN+                                       12.92%        3.74%    (5.38) %      (7.12)%      (2.25)%
------------------------------------------------ ---------     -------     -------      -------      -------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                             1.50%        1.47%     1.35%(2)      1.38%        1.38%
Net investment income                                3.06%        6.47%     8.19%(2)      8.63%        7.90%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $ 16,293      $12,524     $12,754      $14,313      $19,450
Portfolio turnover rate                               309%          82%        110%          40%          71%

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

(2) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 1.37% and 8.17%, respectively.

CLASS D SHARES



  FOR THE YEAR ENDED OCTOBER 31,                    2003         2002        2001         2000         1999
  ------------------------------                 ---------     -------     -------      -------      -------
CLASS D SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $   5.97      $  6.11    $  6.99      $  8.15       $  9.00
                                                 ---------     -------    --------     -------      -------
Income (loss) from investment operations:
  Net investment income++                            0.24         0.41       0.56         0.72          0.76
  Net realized and unrealized gain (loss)            0.56        (0.15)     (0.87)       (1.19)        (0.88)
                                                 ---------     -------    --------     -------      -------
Total income (loss) from investment operations       0.80         0.26      (0.31)       (0.47)        (0.12)
                                                 ---------     -------    --------     -------      -------
Less dividends and distributions from:
  Net investment income                             (0.37)       (0.39)     (0.33)       (0.63)        (0.64)
  Paid-in-capital                                    0.00        (0.01)     (0.24)       (0.06)        (0.09)
                                                 ---------     -------    --------     -------      -------
Total dividends and distributions                   (0.37)       (0.40)     (0.57)       (0.69)        (0.73)
                                                 ---------     -------    --------     -------      -------
Net asset value, end of period                   $   6.40      $  5.97    $  6.11      $  6.99       $  8.15
------------------------------------------------ ---------     -------    --------     -------      -------
TOTAL RETURN+                                       13.82%        4.61%     (4.56)%      (6.20)%       (1.42)%
------------------------------------------------ ---------     -------    --------     -------      -------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                             0.65%        0.62%      0.56%(2)     0.53%         0.53%
Net investment income                                3.91%        7.32%      8.98%(2)     9.48%         8.75%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $ 20,743      $15,474    $ 7,049       $1,493       $ 1,046
Portfolio turnover rate                               309%          82%       110%          40%           71%

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

(2) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 0.58% and 8.96%, respectively.

      Notes
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32

MORGAN STANLEY FUNDS


------------------------                   ------------------------                        U.S. Government Money Market
GLOBAL/INTERNATIONAL FUNDS                 GROWTH + INCOME FUNDS                            Trust (MM)
                                                                                           U.S. Government Securities Trust
European Growth Fund                       Allocator Fund
Fund of Funds -- International Portfolio   Balanced Growth Fund
Global Advantage Fund                      Balanced Income Fund                            ------------------------
Global Dividend Growth Securities          Convertible Securities Trust                    SPECIALTY FUNDS
International Fund                         Dividend Growth Securities
International SmallCap Fund                Fund of Funds -- Domestic Portfolio             Biotechnology Fund
International Value Equity Fund            Fundamental Value Fund                          Financial Services Trust
Japan Fund                                 Income Builder Fund                             Global Utilities Fund
Latin American Growth Fund                 Mid-Cap Value Fund                              Health Sciences Trust
Pacific Growth Fund                        S&P 500 Index Fund                              Information Fund
                                           Strategist Fund                                 Natural Resource Development
                                           Total Market Index Fund                           Securities
------------------------                   Total Return Trust                              Real Estate Fund
GROWTH FUNDS                               Value Fund                                      Technology Fund
                                           Value-Added Market Series --                    Utilities Fund
Aggressive Equity Fund                        Equity  Portfolio
American Opportunities Fund
Capital Opportunities Trust                                                                ------------------------
Developing Growth Securities Trust         ------------------------                        TAX-FREE INCOME FUNDS
Growth Fund                                INCOME FUNDS
KLD Social Index Fund                                                                      California Tax-Free Daily Income
Market Leader Trust                        Federal Securities Trust                         Trust (MM)
Nasdaq-100 Index Fund                      Flexible Income Trust                           California Tax-Free Income Fund
Small-Mid Special Value Fund               High Yield Securities                           Hawaii Municipal Trust (FSC)
Special Growth Fund                        Limited Duration Fund (NL)                      Limited Term Municipal Trust (NL)
Special Value Fund                         Limited Duration U.S. Treasury Trust            Multi-State Municipal Series Trust (FSC)
                                           Liquid Asset Fund (MM)                          New York Municipal Money Market
                                           Quality Income Trust                              Trust (MM)
                                                                                           New York Tax-Free Income Fund
                                                                                           Tax-Exempt Securities Trust
                                                                                           Tax-Free Daily Income Trust (MM)

There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are:
NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call: (800) 869-NEWS


You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
www.morganstanley.com/funds



Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


 TICKER SYMBOLS:

CLASS A:     DINAX      CLASS B:    DINBX
------------------      -----------------
CLASS C:     DINCX      CLASS D:    DINDX
------------------      -----------------



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-6515)


CLF NO. 37937

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(Copyright)  2003 Morgan Stanley



Morgan Stanley
[MORGAN STANLEY LOGO OMITTED]






                 [MORGAN STANLEY FUNDS LOGO OMITTED]
                               MORGAN STANLEY FUNDS





                                     Morgan Stanley
                              Flexible Income Trust






A mutual fund whose primary investment objective is a high level of current income; as a secondary objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective


                Morgan Stanley
        [MORGAN STANLEY LOGO OMITTED]





                                         Prospectus
                                  December 30, 2003

STATEMENT OF ADDITIONAL INFORMATION

Morgan Stanley

Flexible Income Trust



December 30, 2003




--------------------------------------------------------------------------------


     This Statement of Additional Information is not a prospectus. The Prospectus (dated December 30, 2003) for Morgan Stanley Flexible Income Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.



Morgan Stanley Flexible Income Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.    Fund History .....................................................   4

II.   Description of the Fund and Its Investments and Risks ............   4
      A. Classification ................................................   4
      B. Investment Strategies and Risks ...............................   4
      C. Fund Policies/Investment Restrictions .........................  15

III.  Management of the Fund ...........................................  17
      A. Board of Trustees .............................................  17
      B. Management Information ........................................  17
      C. Compensation ..................................................  23


IV.   Control Persons and Principal Holders of Securities ..............  26

V.    Investment Management and Other Services .........................  26
      A. Investment Manager ............................................  26
      B. Principal Underwriter .........................................  26
      C. Services Provided by the Investment Manager  ..................  27
      D. Dealer Reallowances ...........................................  28
      E. Rule 12b-1 Plan ...............................................  28
      F. Other Service Providers .......................................  32
      G. Codes of Ethics ...............................................  32

VI.   Brokerage Allocation and Other Practices .........................  33
      A. Brokerage Transactions ........................................  33
      B. Commissions ...................................................  33
      C. Brokerage Selection ...........................................  33
      D. Directed Brokerage ............................................  34
      E. Regular Broker-Dealers ........................................  34

VII.  Capital Stock and Other Securities ...............................  34

VIII. Purchase, Redemption and Pricing of Shares .......................  35
      A. Purchase/Redemption of Shares .................................  35
      B. Offering Price ................................................  36

IX.   Taxation of the Fund and Shareholders ............................  37

X.    Underwriters .....................................................  39

XI.   Calculation of Performance Data ..................................  39

XII.  Financial Statements .............................................  40

XIII. Morgan Stanley Investment Management Proxy Voting Policy
         and Procedures.......................................... Appendix A

                       GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).


     "Custodian" - The Bank of New York is the Custodian of the Fund's assets as described in groupings 2 and 3 in the Fund's Prospectus. The JPMorgan Chase Bank is the Custodian of the Fund's assets as described in grouping 1 and 4 in the Prospectus.


     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Flexible Income Trust, a registered open-end investment company.


     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------


     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on December 20, 1991, with the name Dean Witter Diversified Income Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Diversified Income Trust. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Diversified Income Trust. Effective April 22, 2003, the Fund's name was changed to Morgan Stanley Flexible Income Trust.



II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose primary investment objective is a high level of current income. As a secondary objective, the Fund seeks to maximize total return but only to the extent consistent with its primary objective.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     OTHER GLOBAL SECURITIES. The Fund may invest in loan participation interests and may also invest in notes and commercial paper, the principal amount of which is indexed to certain specific currency exchange rates. The Fund may purchase these indexed obligations to generate current income or for hedging purposes.

     COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest in CMOs - collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.

     Certain mortgage-backed securities in which the Fund may invest (e.g., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

     In addition, the Fund may purchase stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.

     ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

     The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. New instruments and variations of existing mortgage-backed securities and asset-backed securities continue to be developed. The Fund may invest in any of these instruments or variations.

     EMERGING MARKET SECURITIES. Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Fund's investments in those countries. It may be difficult to obtain and enforce a judgment in a court outside the United States. Investments in emerging markets may also expose the Fund to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

     BRADY BONDS. Brady Bonds are Emerging Market Securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. The Fund will only invest in Brady Bonds consistent with quality specifications.

     Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

     Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

     SOVEREIGN DEBT. Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries and industrialized countries.

     Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

     A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third parties, the government's policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     COMMON STOCKS. The Fund may invest in common stocks in an amount up to 20% of its total assets. The Fund may acquire common stocks when attached to or included in a unit with fixed-income securities, or when acquired upon conversion of fixed-income securities or upon exercise of warrants attached to fixed-income securities and may purchase common stocks directly when such acquisitions are determined by the Investment Manager to further the Fund's investment objectives. For example, the Fund may purchase the common stock of companies involved in takeovers or recapitalizations where the issuer, or a controlling stockholder, has offered, or pursuant to a "going private" transaction is effecting, an exchange of its common stock for newly-issued fixed-income securities. By purchasing the common stock of the company issuing the fixed-income securities prior to the consummation of the transaction or exchange offer, the Fund will be able to obtain the fixed-income securities directly from the issuer at their face value, eliminating the payment of a dealer's mark-up otherwise payable when fixed-income securities are acquired from third parties, thereby increasing the net yield to the shareholders of the Fund. While the Fund will incur brokerage commissions in connection with its purchase of common stocks, it is anticipated that the amount of such commissions will be significantly less than the amount of such mark-up.

     Fixed-income securities acquired by the Fund through the purchase of common stocks under the circumstances described in the preceding paragraph are subject to the general credit risks and interest rate risks to which all fixed-income securities purchased by the Fund are subject. Such securities generally will be rated Baa/BBB or lower as are the other high yield, high risk fixed income securities in which the Fund may invest. In addition, since corporations involved in takeover situations are often highly leveraged, that factor will be evaluated by the Investment Manager as part of its credit risk determination with respect to the purchase of particular common stocks for the Fund's investment portfolio. In the event the Fund purchases common stock of a corporation in anticipation of a transaction (pursuant to which the common stock is to be exchanged for fixed-income securities) which fails to take place, the Investment Manager will continue to hold such common stocks for the Fund's portfolio only if it determines that continuing to hold such common stock under those circumstances is consistent with the Fund's investment objectives.


     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the forward foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


     The Investment Manager also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.


     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.


     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.


     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.


     The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.


     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.


     Options written by the Fund normally have expiration dates of from up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.


     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.


     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is
                                       10
a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.


     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.


     Limitations on Futures Contracts and Options on Futures. The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Investment Manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Manager has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus or Statement of Additional Information. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.


     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.


     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities include:

     U.S. or Foreign Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and


     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees which are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.


     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may invest up to 25% of its total assets in reverse repurchase agreements and dollar rolls.

     Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities.

     The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

     The Fund will establish a segregated account in which it will maintain cash, U.S. government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its net assets.


     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.


     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933

(the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).


     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.


     The Fund may invest in convertible securities that are below investment grade in connection with its investments in high yield securities set forth in the Fund's PROSPECTUS. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.


C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

The Fund will:

1.   As a primary objective, seek a high level of current income.

2. As a secondary objective, seek to maximize total return but only to the extent consistent with its primary objective.

The Fund may not:


1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities).


2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.


3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry, except that the Fund will invest at least 25% of its total assets in Mortgage-Backed Securities under normal market conditions. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.


4. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

5. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

6. Purchase or sell commodities except, the Fund may purchase or sell (write) futures contracts and related options thereon.

7. Borrow money in excess of 33 1/3% of the Fund's total assets (including the proceeds of the borrowings).

8. Pledge its assets or assign or otherwise encumber them, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

9. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement;
     (b) purchasing any securities on a when-issued or delayed delivery basis;
     (c) purchasing or selling futures contracts, forward foreign exchange contracts or options; (d) borrowing money; or (e) lending portfolio securities.

10. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations; (b) by investment in repurchase or reverse repurchase agreements; or (c) by lending its portfolio securities.

11.  Make short sales of securities.

12. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

14. Invest for the purpose of exercising control or management of any other issuer.

15. Invest more than 5% of its net assets in warrants, including not more than 2% of such assets which are not listed on the New York or American Stock Exchange. However, warrants acquired by the Fund in units or attached to other securities may be deemed to be without value.


16. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to Mortgage-Backed and Asset-Backed Securities or to any obligation of the U.S. government, its agencies or instrumentalities.

17. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

18. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. For this purpose, Mortgage-Backed Securities and Asset-Backed Securities are not deemed to be investment companies.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


     For the fiscal years ended 2002 and 2003, the Fund's portfolio turnover rates were 82% and 309%, respectively. This variation resulted from greater use of mortgage rolls which generally involves selling mortgages prior to settlement and to subsequent repurchase at a more favorable price and coupon.



III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A.   BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.


     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B.   MANAGEMENT INFORMATION

     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund approved Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Advisors Inc., and Morgan Stanley Investment Management Inc.

     TRUSTEES AND OFFICERS. The Board of the Fund consists of ten Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of July 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc.)

                              POSITION(S)    LENGTH OF
    NAME, AGE AND ADDRESS      HELD WITH       TIME
   OF INDEPENDENT TRUSTEE      REGISTRANT     SERVED*
---------------------------- ------------- ------------
Michael Bozic (62)           Trustee       Since April 1994
c/o Mayer, Brown, Rowe &
Maw LLP
Counsel to the Independent
Directors
1675 Broadway
New York, NY

Edwin J. Garn (71)           Trustee       Since January 1993
c/o Summit Ventures LLC
1 Utah Center
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (69)         Trustee       Since September 1997
c/o Mayer, Brown, Rowe &
Maw LLP
Counsel to the
Independent Directors
1675 Broadway
New York, NY



                                                                   NUMBER OF
                                                                  PORTFOLIOS
                                                                    IN FUND
                                                                    COMPLEX
    NAME, AGE AND ADDRESS          PRINCIPAL OCCUPATION(S)         OVERSEEN         OTHER DIRECTORSHIPS HELD
   OF INDEPENDENT TRUSTEE           DURING PAST 5 YEARS**         BY TRUSTEE               BY TRUSTEE
---------------------------- ----------------------------------- ------------ -----------------------------------
Michael Bozic (62)           Retired; Director or Trustee of         216      Director of Weirton Steel
c/o Mayer, Brown, Rowe &     the Retail Funds (since April                    Corporation.
Maw LLP                      1994) and the Institutional Funds
Counsel to the Independent   (since July 2003); formerly Vice
Directors                    Chairman of Kmart Corporation
1675 Broadway                (December 1998-October 2000),
New York, NY                 Chairman and Chief Executive
                             Officer of Levitz Furniture
                             Corporation (November 1995-November
                             1998) and President and Chief
                             Executive Officer of Hills
                             Department Stores (May 1991-July
                             1995); formerly variously Chairman,
                             Chief Executive Officer, President
                             and Chief Operating Officer
                             (1987-1991) of the Sears Merchandise
                             Group of Sears, Roebuck & Co.

Edwin J. Garn (71)           Director or Trustee of the Retail       216      Director of Franklin Covey (time
c/o Summit Ventures LLC      Funds (since January 1993) and                   management systems), BMW
1 Utah Center                the Institutional Funds (since                   Bank of North America, Inc.
201 S. Main Street           July 2003); member of the Utah                   (industrial loan corporation),
Salt Lake City, UT           Regional Advisory Board of                       United Space Alliance (joint
                             Pacific Corp.; formerly United                   venture between Lockheed
                             States Senator (R-Utah)                          Martin and the Boeing
                             (1974-1992) and Chairman,                        Company) and Nuskin Asia
                             Senate Banking Committee                         Pacific (multilevel marketing);
                             (1980-1986), Mayor                               member of the board of various
                             of Salt Lake City, Utah                          civic and charitable
                             (1971-1974), Astronaut, Space                    organizations.
                             Shuttle Discovery
                             (April 12-19, 1985), and Vice
                             Chairman, Huntsman
                             Corporation (chemical company).

Wayne E. Hedien (69)         Retired; Director or Trustee of         216      Director of The PMI Group Inc.
c/o Mayer, Brown, Rowe &     the Retail Funds (since                          (private mortgage insurance);
Maw LLP                      September 1997) and the                          Trustee and Vice Chairman of
Counsel to the               Institutional Funds (since July                  The Field Museum of Natural
Independent Directors        2003); formerly associated with                  History; director of various other
1675 Broadway                the Allstate Companies                           business and charitable
New York, NY                 (1966-1994), most recently as                    organizations.
                             Chairman of The Allstate
                             Corporation (March 1993-December 1994)
                             and Chairman and Chief Executive
                             Officer of its wholly-owned
                             subsidiary, Allstate Insurance
                             Company (July 1989-December 1994).


------------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                              POSITION(S)   LENGTH OF
    NAME, AGE AND ADDRESS      HELD WITH       TIME
   OF INDEPENDENT TRUSTEE      REGISTRANT    SERVED*
---------------------------- ------------- -----------
Dr. Manuel H. Johnson (54)   Trustee       Since July 1991
c/o Johnson Smick
International, Inc.
2099 Pennsylvania Avenue,
N.W.
Suite 950
Washington, D.C.

Joseph J. Kearns (61)        Trustee       Since July 2003
PMB754
23852 Pacific Coast
Highway
Malibu, CA

Michael E. Nugent (67)       Trustee       Since July 1991
c/o Triumph Capital, L.P.
445 Park Avenue
New York, NY

Fergus Reid (71)             Trustee       Since July 2003
85 Charles Colman Blvd.
Pawling, NY


                                                                  NUMBER OF
                                                                 PORTFOLIOS
                                                                   IN FUND
                                                                   COMPLEX
    NAME, AGE AND ADDRESS          PRINCIPAL OCCUPATION(S)        OVERSEEN        OTHER DIRECTORSHIPS HELD
   OF INDEPENDENT TRUSTEE           DURING PAST 5 YEARS**        BY TRUSTEE              BY TRUSTEE
---------------------------- ---------------------------------- ------------ ---------------------------------
Dr. Manuel H. Johnson (54)   Chairman of the Audit                  216      Director of NVR, Inc. (home
c/o Johnson Smick            Committee and Director or                       construction); Chairman and
International, Inc.          Trustee of the Retail Funds                     Trustee of the Financial
2099 Pennsylvania Avenue,    (since July 1991) and the                       Accounting Foundation
N.W.                         Institutional Funds (since July                 (oversight organization of the
Suite 950                    2003); Senior Partner, Johnson                  Financial Accounting Standards
Washington, D.C.             Smick International, Inc., a                    Board); Director of RBS
                             consulting firm; Co-Chairman                    Greenwich Capital Holdings
                             and a founder of the Group of                   (financial holding company).
                             Seven Council (G7C), an
                             international economic
                             commission; formerly Vice
                             Chairman of the Board of
                             Governors of the Federal
                             Reserve System and Assistant
                             Secretary of the U.S. Treasury.

Joseph J. Kearns (61)        Deputy Chairman of the Audit           217      Director of Electro Rent
PMB754                       Committee and Director or                       Corporation (equipment leasing),
23852 Pacific Coast          Trustee of the Retail Funds                     The Ford Family Foundation,
Highway                      (since July 2003) and the                       and the UCLA Foundation.
Malibu, CA                   Institutional Funds (since August
                             1994); previously Chairman of
                             the Audit Committee of the
                             Institutional Funds (October
                             2001-July 2003); President,
                             Kearns & Associates LLC
                             (investment consulting); formerly
                             CFO of the J. Paul Getty Trust.

Michael E. Nugent (67)       Chairman of the Insurance              216      Director of various business
c/o Triumph Capital, L.P.    Committee and Director or                       organizations.
445 Park Avenue              Trustee of the Retail Funds
New York, NY                 (since July 1991) and the
                             Institutional Funds (since July
                             2001); General Partner of Triumph
                             Capital, L.P., a private investment
                             partnership; formerly Vice
                             President, Bankers Trust Company and
                             BT Capital Corporation (1984-1988).

Fergus Reid (71)             Chairman of the Governance             217      Trustee and Director of certain
85 Charles Colman Blvd.      Committee and Director or                       investment companies in the
Pawling, NY                  Trustee of the Retail Funds                     JPMorgan Funds complex
                             (since July 2003) and the                       managed by JP Morgan
                             Institutional Funds (since June                 Investment Management Inc.
                             1992); Chairman of Lumelite
                             Plastics Corporation.

----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of July 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.

                                POSITION(S)    LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      MANAGEMENT TRUSTEE         REGISTRANT     SERVED*
------------------------------ ------------- ------------
Charles A. Fiumefreddo (70)    Chairman      Since July 1991
c/o Morgan Stanley Trust       of the
Harborside Financial Center,   Board and
Plaza Two,                     Trustee
Jersey City, NJ

James F. Higgins (55)          Trustee       Since June 2000
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (60)         Trustee       Since April 1994
1585 Broadway
New York, NY

                                                                       NUMBER OF
                                                                      PORTFOLIOS
                                                                        IN FUND
                                                                        COMPLEX
                                                                      OVERSEEN BY
   NAME, AGE AND ADDRESS OF        PRINCIPAL OCCUPATION(S) DURING     MANAGEMENT     OTHER DIRECTORSHIPS HELD BY
      MANAGEMENT TRUSTEE                   PAST 5 YEARS**               TRUSTEE                TRUSTEE
------------------------------ ------------------------------------- ------------ --------------------------------
Charles A. Fiumefreddo (70)    Chairman and Director or Trustee          216      None
c/o Morgan Stanley Trust       of the Retail Funds (since July
Harborside Financial Center,   1991) and the Institutional Funds
Plaza Two,                     (since July 2003); formerly Chief
Jersey City, NJ                Executive Officer of the Retail
                               Funds and the TCW/DW Term Trust 2003
                               (until September 2002).

James F. Higgins (55)          Director or Trustee of the Retail         216      Director of AXA Financial, Inc.
c/o Morgan Stanley Trust       Funds (since June 2000) and the                    and The Equitable Life
Harborside Financial Center,   Institutional Funds (since July                    Assurance Society of the United
Plaza Two,                     2003); Senior Advisor of Morgan                    States (financial services).
Jersey City, NJ                Stanley (since August 2000);
                               Director of the Distributor and Dean
                               Witter Realty Inc.; previously
                               President and Chief Operating
                               Officer of the Private Client Group
                               of Morgan Stanley (May
                               1999-August 2000), and President
                               and Chief Operating Officer of
                               Individual Securities of Morgan
                               Stanley (February 1997-May 1999).

Philip J. Purcell (60)         Director or Trustee of the Retail         216      Director of American Airlines,
1585 Broadway                  Funds (since April 1994) and the                   Inc. and its parent company,
New York, NY                   Institutional Funds (since July                    AMR Corporation.
                               2003); Chairman of the Board of
                               Directors and Chief Executive
                               Officer of Morgan Stanley and
                               Morgan Stanley DW Inc.; Director
                               of the Distributor; Chairman of
                               the Board of Directors and Chief
                               Executive Officer of Novus Credit
                               Services Inc.; Director and/or
                               officer of various Morgan Stanley
                               subsidiaries.

------------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                  POSITION(S)        LENGTH OF
   NAME, AGE AND ADDRESS OF        HELD WITH            TIME
       EXECUTIVE OFFICER           REGISTRANT         SERVED*
------------------------------ ----------------- -----------------
Mitchell M. Merin (50)         President         Since May 1999
1221 Avenue of the Americas
New York, NY

Barry Fink (48)                Vice President    Since February 1997
1221 Avenue of the Americas    and General
New York, NY                   Counsel

Ronald E. Robison (64)         Executive Vice    Since April 2003
1221 Avenue of the Americas    President and
New York, NY                   Principal
                               Executive
                               Officer

Joseph J. McAlinden (60)       Vice President    Since July 1995
1221 Avenue of the Americas
New York, NY

Stefanie V. Chang (37)         Vice President    Since July 2003
1221 Avenue of the Americas
New York, NY

Francis J. Smith (38)          Treasurer and     Treasurer since
c/o Morgan Stanley Trust       Chief Financial   July 2003 and
Harborside Financial Center,   Officer           Chief Financial
Plaza Two,                                       Officer since
Jersey City, NJ                                  September 2002

Thomas F. Caloia (57)          Vice President    Since July 2003
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Mary E. Mullin (36)            Secretary         Since July 2003
1221 Avenue of the Americas
New York, NY



   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------ ------------------------------------------------------------------------------
Mitchell M. Merin (50)         President and Chief Operating Officer of Morgan Stanley Investment
1221 Avenue of the Americas    Management Inc.; President, Director and Chief Executive Officer of the
New York, NY                   Investment Manager and Morgan Stanley Services; Chairman and Director
                               of the Distributor; Chairman and Director of the Transfer Agent; Director
                               of various Morgan Stanley subsidiaries; President of the Institutional
                               Funds (since July 2003) and President of the Retail Funds (since May
                               1999); Trustee (since July 2003) and President (since December 2002) of the Van Kampen Closed-End Funds; Trustee (since May 1999) and President
                               (since October 2002) of the Van Kampen Open-End Funds.

Barry Fink (48)                General Counsel (since May 2000) and Managing Director (since December
1221 Avenue of the Americas    2000) of Morgan Stanley Investment Management; Managing Director
New York, NY                   (since December 2000), Secretary (since February 1997) and Director
                               (since July 1998) of the Investment Manager and Morgan Stanley Services;
                               Assistant Secretary of Morgan Stanley DW; Vice President of the
                               Institutional Funds (since July 2003); Secretary and Director of the
                               Distributor; previously Secretary of the Retail Funds (February 1997-July
                               2003); previously Vice President and Assistant General Counsel of the
                               Investment Manager and Morgan Stanley Services (February 1997-December
                               2001).

Ronald E. Robison (64)         Chief Global Operations Officer and Managing Director of Morgan Stanley
1221 Avenue of the Americas    Investment Management Inc.; Managing Director of Morgan Stanley & Co.
New York, NY                   Incorporated; Managing Director of Morgan Stanley; Managing Director,
                               Chief Administrative Officer and Director of the Investment Manager and
                               Morgan Stanley Services; Chief Executive Officer and Director of the
                               Transfer Agent; Managing Director and Director of the Distributor;
                               Executive Vice President and Principal Executive Officer of the
                               Institutional Funds (since July 2003); previously President (March
                               2001-July 2003) and (March 2001-July 2003) Director of the Institutional
                               Funds.

Joseph J. McAlinden (60)       Managing Director and Chief Investment Officer of the Investment Manager,
1221 Avenue of the Americas    Morgan Stanley Investment Management Inc.; Director of the Transfer
New York, NY                   Agent, Chief Investment Officer of the Van Kampen Funds; Vice President
                               of the Institutional Funds (since July 2003) and
                               the Retail Funds (since July 1995).

Stefanie V. Chang (37)         Executive Director of Morgan Stanley & Co. and Morgan Stanley Investment
1221 Avenue of the Americas    Management Inc. and Vice President of the Institutional Funds (since
New York, NY                   December 1997) and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells
                               (now Clifford Chance LLP).

Francis J. Smith (38)          Executive Director of the Investment Manager and Morgan Stanley Services
c/o Morgan Stanley Trust       (since December 2001); previously Vice President of the Retail Funds
Harborside Financial Center,   (September 2002-July 2003); previously Vice President of the Investment
Plaza Two,                     Manager and Morgan Stanley Services (August 2000-November 2001) and
Jersey City, NJ                Senior Manager at PricewaterhouseCoopers LLP (January 1998-August
                               2000).

Thomas F. Caloia (57)          Executive Director (since December 2002) and Assistant Treasurer of the
c/o Morgan Stanley Trust       Investment Manager, the Distributor and Morgan Stanley Services;
Harborside Financial Center,   previously Treasurer of the Retail Funds (April 1989-July 2003); formerly
Plaza Two,                     First Vice President of the Investment Manager, the Distributor and Morgan
Jersey City, NJ                Stanley Services.

Mary E. Mullin (36)            Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley
1221 Avenue of the Americas    Investment Management Inc. and the Investment Manager; Secretary of the
New York, NY                   Institutional Funds (since June 1999) and the Retail Funds (since July
                               2003); formerly practiced law with the New York law firms of McDermott,
                               Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

------------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

     In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: A. Thomas Smith III, Sara Badler, Lou Anne D. McInnis, Carsten Otto, Ruth Rossi, Marilyn
K. Cranney, Joanne Doldo, Kathleen MacPeak, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager) for the calendar year ended December 31, 2002 is shown below. Messrs. Kearns and Reid did not serve as Trustees of the Fund during the calendar year ended December 31, 2002.



                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                               ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND      BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2002)                         (AS OF DECEMBER 31, 2002)
------------------------   -----------------------------------------------   -----------------------------------------------
Independent:
Michael Bozic                                   None                                          over $100,000
Edwin J. Garn                                   None                                          over $100,000
Wayne E. Hedien                                 None                                          over $100,000
Dr. Manuel H. Johnson                           None                                          over $100,000
Michael E. Nugent                               None                                          over $100,000
Interested:
Charles A. Fiumefreddo                          None                                          over $100,000
James F. Higgins                                None                                          over $100,000
Philip J. Purcell                         $10,001 - 50,000                                    over $100,000

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Funds' system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee currently consists of Messrs. Bozic, Garn, Hedien, Johnson, Kearns, Nugent and Reid. Messrs. Kearns and Reid were appointed to the Audit Committee on July 31, 2003. During the Funds' fiscal year ended October 31, 2003, the Audit Committee held eight meetings.

     The Boards of the Retail Funds have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Bozic, Reid, and Garn. The Governance Committee was established on July 31, 2003. No meetings were held during the Fund's most recent fiscal year end.

     Finally, the Boards of the Retail Funds have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended October 31, 2003, the Insurance Committee held two meetings. The Derivatives Committee was eliminated as of July 31, 2003.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C.   COMPENSATION

     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios of the Retail Funds and Institutional Funds.

     Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), took place on a single day, the Trustees were paid a single meeting fee by the Fund.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

     The following table illustrates the compensation that the Fund paid to its Trustees for the fiscal year ended October 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.

                                  Fund Compensation
                                  -----------------
                                      AGGREGATE
                                    COMPENSATION
NAME OF TRUSTEE                     FROM THE FUND
--------------------------------  -----------------

Michael Bozic ..................       $1,301
Edwin J. Garn ..................        1,301
Wayne E. Hedien ................        1,301
Dr. Manuel H. Johnson ..........        1,765
Joseph J. Kearns ...............          272
Michael E. Nugent ..............        1,631
Fergus Reid ....................          272
Charles A. Fiumefreddo .........        3,950


     The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2002 for services to the Morgan Stanley Retail Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Fund's Trustees received compensation from any other funds in the Fund Complex during the calendar year ended December 31, 2002 except for Messr. Nugent who also received compensation for his service as Director/Trustee to 13 Institutional Funds (consisting of 90 portfolios). Messrs. Kearns and Reid began serving as Director/Trustee of the Morgan Stanley Funds on July 31, 2003, and did not receive compensation from the Morgan Stanley Funds for the calendar year ended December 31, 2002. Amounts shown in the table below for Messrs. Kearns and Reid reflect compensation received for their service as Director/Trustee to 14 Institutional Funds (consisting of 91 portfolios) during the calendar year ended December 31, 2002. The compensation below includes attendance at the Derivative Committee meetings, two of which were held during the Fund's last fiscal year. The Derivatives Committee was eliminated on July 31, 2003.

              CASH COMPENSATION FROM MORGAN STANLEY FUND COMPLEX
              --------------------------------------------------


                                      TOTAL CASH
                                     COMPENSATION
                                    FOR SERVICES TO
                                    MORGAN STANLEY
NAME OF TRUSTEE                      FUND COMPLEX
--------------------------------   ----------------
Michael Bozic ..................       $159,650
Edwin J. Garn ..................        159,650
Wayne E. Hedien ................        158,950
Dr. Manuel H. Johnson ..........        226,063
Joseph J. Kearns* ..............         95,500
Michael E. Nugent ..............        296,475
Fergus Reid* ...................         95,500
Charles A. Fiumefreddo .........        360,000


------------
* Messrs. Kearns and Reid began serving the Retail Board on July 31, 2003. Amounts shown in the table above include certain amounts deferred by Messrs. Kearns and Reid during their service on the Boards of the Institutional Funds in connection with a deferred fee arrangement, pursuant to which Messrs. Kearns and Reid may defer to a later date the receipt of Trustees fees. The cumulative amounts deferred by Messrs. Kearns and Reid were $274,204 and $454,541, respectively.

     As of the date of this Statement of Additional Information, 49 of the Morgan Stanley Retail Funds, including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Retail Funds that have adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Director/Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036662% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses by the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended October 31, 2003 and by the 49 Morgan Stanley Retail Funds (including the Fund) for the calendar year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees to commence upon their retirement, from the Fund as of October 31, 2003 and from the 49 Morgan Stanley Retail Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003. Furthermore, as of this Statement of Additional Information, Messrs. Kearns and Reid do not participate in the retirement program.


           RETIREMENT BENEFITS FROM ALL MORGAN STANLEY RETAIL FUNDS
           --------------------------------------------------------

                                 FOR ALL ADOPTING FUNDS
                             ------------------------------
                                                                                  ESTIMATED ANNUAL
                                                            RETIREMENT BENEFITS       BENEFITS
                                 ESTIMATED                  ACCRUED AS EXPENSES  UPON RETIREMENT(2)
                              CREDITED YEARS    ESTIMATED   ------------------- --------------------
                               OF SERVICE AT    PERCENTAGE             BY ALL               FROM ALL
NAME OF                         RETIREMENT     OF ELIGIBLE   BY THE   ADOPTING   FROM THE   ADOPTING
INDEPENDENT TRUSTEE            (MAXIMUM 10)    COMPENSATION   FUND      FUNDS      FUND      FUNDS
---------------------------- ---------------- ------------- -------- ---------- ---------- ---------
Michael Bozic ..............        10             60.44%     $390    $18,457        967    $47,838
Edwin J. Garn ..............        10             60.44       730     23,881        967     47,878
Wayne E. Hedien ............         9             51.37       773     34,473        827     40,842
Dr. Manuel H. Johnson ......        10             60.44       417     19,803      1,420     70,050
Michael E. Nugent ..........        10             60.44       767     32,362      1,269     62,646

------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


     As of December 9, 2003, no person was known to own 5% or more of the outstanding shares of the Fund.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.



V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------


A.   INVESTMENT MANAGER


     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily at the annual rate of 0.40% of the net assets of the Fund, determined as of the close of each business day. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended October 31, 2001, 2002 and 2003, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $2,226,716, $1,789,730 and $1,687,779, respectively.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager; the performance, fees and expenses of the Fund compared to other similar investment companies; the Investment Manager's expenses in providing the services; the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


B.   PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C.   SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objectives.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D.   DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E.   RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended October 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).



                              2003                  2002                  2001
                      -------------------   -------------------   --------------------
Class A ...........   FSCs:(1) $ 96,180     FSCs:(1) $ 73,837     FSCs:(1) $   43,000
                      CDSCs:   $ 47,012     CDSCs:   $ 10,077     CDSCs:   $    1,600
Class B ...........   CDSCs:   $697,530     CDSCs:   $900,787     CDSCs:   $1,071,100
Class C. ..........   CDSCs:   $  6,257     CDSCs:   $ 11,523     CDSCs:   $    5,000


----------
(1)   FSCs apply to Class A only.


     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended October 31, 2003, of $3,014,170. This amount is equal to 0.85% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended October 31, 2003, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $64,911 and $125,291, respectively, which amounts are equal to 0.19% and 0.85% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.85% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.


     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.85%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended October 31, 2003 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $84,146,599 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 9.18% ($7,728,057)-advertising and promotional expenses; (ii) 0.38% ($312,953)-printing of prospectuses for distribution to other than current shareholders; and (iii) 90.44% ($76,105,589)-other expenses, including the gross sales credit and the carrying charge, of which 5.90% ($4,486,702) represents carrying charges, 33.83% ($25,754,007) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, 47.90% ($36,453,738) represents overhead and other branch office distribution-related expenses and 12.37% ($9,411,142) represents excess distribution expenses of Morgan Stanley Dean Witter World Wide Income Trust, the net assets of which were combined with those of the Fund on April 9, 2001 pursuant to an Agreement and Plan of Reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended October 31, 2003 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $17,849,617 as of October 31, 2003 (the end of the Fund's fiscal year), which was equal to 5.11% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $15,466 in the case of Class C at December 31, 2002 (the end of the calendar year), which amount was equal to approximately 0.11% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.



F.   OTHER SERVICE PROVIDERS


 (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


 (2) CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian for the portion of the Fund's assets in groupings 2 and 3 in the Fund's Prospectus. JPMorgan Chase Bank, One Chase Plaza, New York, NY 10005 is the Custodian for the portion of the Fund's assets in grouping 1 in the Prospectus. As Custodian, JPMorgan Chase Bank has contracted with various foreign banks and depositaries to hold portfolio securities of non-U.S. issuers on behalf of the Fund. Any of the Fund's cash balances with either Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


 (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G.   CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.



VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A.   BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the fiscal years ended October 31, 2001, 2002 and 2003, the Fund paid a total of $0, $41,068 and $38,079, respectively, in brokerage commissions.


B.   COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended October 31, 2001, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended October 31, 2001, 2002 and 2003, the Fund paid no brokerage commissions to either Morgan Stanley DW or Morgan Stanley & Co.


C.   BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.


     The Investment Manager, and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the
Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D.   DIRECTED BROKERAGE

     During the fiscal year ended October 31, 2003, the Fund did not pay any brokerage commissions to brokers because of research services provided.


E.   REGULAR BROKER-DEALERS


     During the fiscal year ended October 31, 2003, the Fund purchased securities issued by The Bank of New York, Citigroup Inc., Goldman Sachs Group Inc. and Deutsche Bank AG which issuers were among the top ten brokers or top ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At October 31, 2003, the Fund held securities issued by Citigroup Inc., Goldman Sachs Group Inc. and Bank of New York Co., Inc. in the amounts of $552,709, $645,618 and $58,805, respectively.


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.


     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communication with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A.   PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B.   OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services--E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.


     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------


     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such accrued income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.


     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.


     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income and the portion taxable as long-term capital gains.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is generally 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.


X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."


XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


     For the 30-day period ended October 31, 2003, the yield was approximately 3.69%, 3.25%, 3.24% and 4.11% for Class A, Class B, Class C and Class D, respectively.


           AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES
                      CHARGE PERIOD ENDING OCTOBER 31, 2003

                      INCEPTION
CLASS                   DATE        1 YEAR        5 YEARS       10 YEARS       LIFE OF FUND
-----                 ----------    ------        -------       --------       ------------
Class A ..........   07/28/97         8.82%         (0.12)%           -          0.79%
Class B ..........   04/09/92         7.89%         (0.17)%        2.80%         3.60%
Class C ..........   07/28/97        11.92%           0.13%           -          0.86%
Class D ..........   07/28/97        13.82%           1.00%           -          1.74%

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDING OCTOBER 31, 2003

                      INCEPTION
CLASS                   DATE        1 YEAR        5 YEARS       10 YEARS       LIFE OF FUND
-----                 ----------    ------        -------       --------       ------------
Class A ..........   07/28/97         13.65%       0.75%           -             1.49%
Class B ..........   04/09/92         12.89%       0.12%        2.80%            3.60%
Class C ..........   07/28/97         12.92%       0.13%           -             0.86%
Class D ..........   07/28/97         13.82%       1.00%           -             1.74%

          AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDING OCTOBER 31, 2003

                      INCEPTION
CLASS                   DATE        1 YEAR        5 YEARS       10 YEARS       LIFE OF FUND
-----                 ----------    ------        -------       --------       ------------
Class A ..........   07/28/97         13.65%       3.79%           -              9.68%
Class B ..........   04/09/92         12.89%       0.58%       31.83%            50.42%
Class C ..........   07/28/97         12.92%       0.63%           -              5.50%
Class D ..........   07/28/97         13.82%       5.08%           -             11.38%

     Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown or declined to the following amounts at October 31, 2003:

                                     INVESTMENT AT INCEPTION OF:
                                 -----------------------------------
                     INCEPTION
CLASS                  DATE:      $10,000     $50,000      $100,000
-----                ----------   -------     -------      --------
Class A .........     07/28/97     $10,502     $52,921     $106,664
Class B .........     04/09/92      15,042      75,210      150,420
Class C .........     07/28/97      10,550      52,750      105,500
Class D .........     07/28/97      11,138      55,690      111,380


   AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                     CLASS B
                         PERIOD ENDING OCTOBER 31, 2003


                                           INCEPTION
CALCULATION METHODOLOGY                      DATE        1 YEAR        5 YEARS       10 YEARS
-----------------------                    ----------    ------        -------       --------
After taxes on distributions ..........   04/09/92         5.83%         (2.48)%       0.06%
After taxes on distributions and
 redemptions ..........................   04/09/92         5.02%         (1.57)%       0.67%


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended October 31, 2003 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003


  PRINCIPAL
  AMOUNT IN                                                          COUPON     MATURITY
  THOUSANDS                                                           RATE        DATE          VALUE
-------------                                                      ----------  ---------- ---------------
               Government & Corporate Bonds (111.6%)
               Foreign (25.3%)
               Argentina (0.2%)
               Government Obligations
 $      500    Republic of Argentina (c) .........................  3.53%      04/10/05    $    155,000
        994    Republic of Argentina (c) .........................  6.00       03/31/23         478,611
                                                                                           ------------
               Total Argentina ........................................................         633,611
                                                                                           ------------
               Australia (0.1%)
               Other Metals/Minerals (0.0%)
        495    Murrin Murrin Holdings Property Ltd. (c) ..........  9.375      08/31/07              50
                                                                                           ------------
               Property/Casualty Insurance (0.1%)
        430    Mantis Reef Ltd. - 144A* ..........................  4.692      11/14/08         428,854
                                                                                           ------------
               Total Australia ........................................................         428,904
                                                                                           ------------
               Austria (2.0%)
               Government Obligation
  EUR 7,000    Austrian Government Bond ..........................  3.40       10/20/04       8,181,369
                                                                                           ------------
               Bermuda (0.0%)
               Personnel Services
        100    Adecco Financial Services .........................  6.00       03/15/06         121,566
                                                                                           ------------
               Brazil (3.0%)
               Government Obligations
 $    1,108    Federal Republic of Brazil ........................  8.00       04/15/14       1,031,355
      4,480    Federal Republic of Brazil ........................  8.875      04/15/24       3,796,800
        380    Federal Republic of Brazil ........................ 10.00       08/07/11         387,600
      1,840    Federal Republic of Brazil ........................ 11.00       08/17/40       1,795,840
      1,270    Federal Republic of Brazil ........................ 11.25       07/26/07       1,403,350
      1,140    Federal Republic of Brazil ........................ 12.00       04/15/10       1,279,650
        530    Federal Republic of Brazil ........................ 12.25       03/06/30         577,700
        450    Federal Republic of Brazil ........................ 12.75       01/15/20         506,250
      1,590    Federal Republic of Brazil ........................ 14.50       10/15/09       1,963,650
                                                                                           ------------
               Total Brazil ...........................................................      12,742,195
                                                                                           ------------
               Bulgaria (0.4%)
               Government Obligation
      1,640    Federal Republic of Bulgaria ......................  8.25       01/15/15       1,865,500
                                                                                           ------------

                        See Notes to Financial Statements
                                       41

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



  PRINCIPAL
  AMOUNT IN                                                        COUPON    MATURITY
  THOUSANDS                                                         RATE       DATE          VALUE
------------                                                    ----------- ---------- ---------------
              Canada (2.1%)
              Aerospace & Defense (0.0%)
   EUR 65     Bombardier Capital ..............................   6.125%    05/14/07    $     77,317
                                                                                        ------------
              Airlines (0.0%)
$     170     Air Canada Corp. (a) (c) ........................  10.25      03/15/11          60,350
                                                                                        ------------
              Alternate Power Generation (0.0%)
      260     Calpine Canada Energy Finance Corp. .............   8.50      05/01/08         191,100
                                                                                        ------------
              Chemical Specialty (0.1%)
      265     Acetex Corp. ....................................  10.875     08/01/09         296,800
                                                                                        ------------
              Containers/Packaging (0.1%)
      380     Norampac Inc. - 144A* ...........................   6.75      06/01/13         395,200
                                                                                        ------------
              Government Obligation (0.9%)
CAD 4,450     Canada Government Bond ..........................   5.50      06/01/09       3,571,832
                                                                                        ------------
              Forest Products (0.3%)
$     460     Tembec Industries Inc. ..........................   8.50      02/01/11         443,900
      870     Tembec Industries Inc. ..........................   8.625     06/30/09         848,250
                                                                                        ------------
                                                                                           1,292,150
                                                                                        ------------
              Movies/Entertainment (0.1%)
      470     Alliance Atlantis Communications, Inc. ..........  13.00      12/15/09         542,262
                                                                                        ------------
              Oil & Gas Production (0.0%)
      110     Petro-Canada ....................................   5.35      07/15/33          97,167
                                                                                        ------------
              Other Metals/Minerals (0.1%)
      160     Inco Ltd. .......................................   7.20      09/15/32         173,388
       80     Inco Ltd. .......................................   7.75      05/15/12          93,008
                                                                                        ------------
                                                                                             266,396
                                                                                        ------------
              Publishing: Newspapers (0.3%)
    1,070     Hollinger Participation Trust - 144A* ........... 12.125+     11/15/10       1,240,937
                                                                                        ------------
              Pulp & Paper (0.2%)
      850     Abitibi-Consolidated Inc. .......................   6.00      06/20/13         793,872
                                                                                        ------------
              Specialty Telecommunications (0.0%)
    1,300     Worldwide Fiber Inc. (a) (c) ....................  12.00      08/01/09             130
                                                                                        ------------
              Total Canada .........................................................       8,825,513
                                                                                        ------------

                        See Notes to Financial Statements
                                       42

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



  PRINCIPAL
  AMOUNT IN                                               COUPON     MATURITY
  THOUSANDS                                                RATE        DATE          VALUE
-------------                                          ------------ ---------- ---------------
               Chile (0.3%)
               Oil & Gas Production
 $      990    Empresa Nacional de Petroleo .......... 6.75 %       11/15/12    $  1,063,280
                                                                                ------------
               Colombia (0.2%)
               Government Obligation
        731    Republic of Columbia .................. 9.75         04/09/11         809,983
                                                                                ------------
               Denmark (0.2%)
               Finance/Rental/Leasing
  DKK 2,839    Realkredit Denmark .................... 6.00         10/01/29         449,223
      2,588    Unikredit Realkredit .................. 5.00         07/01/29         396,515
                                                                                ------------
                                                                                     845,738
                                                                                ------------
               Dominican Republic (0.1%)
               Government Obligation
 $      270    Dominican (Republic of) ............... 9.04         01/23/13         213,300
                                                                                ------------
               Ecuador (0.3%)
               Government Obligation
      1,730    Republic of Ecuador ................... 7.00         08/15/30       1,147,855
                                                                                ------------
               France (1.3%)
               Chemicals: Specialty (0.2%)
        795    Rhodia SA - 144A* ..................... 8.875        06/01/11         707,550
                                                                                ------------
               Government Obligations (0.6%)
  EUR 2,300    France (Republic of) .................. 6.50         04/25/11       3,070,267
                                                                                ------------
               Media Conglomerates (0.3%)
 $      905    Vivendi Universal - 144A* ............. 9.25         04/15/10       1,052,063
                                                                                ------------
               Telecommunications (0.1%)
    EUR 150    France Telecom ........................ 7.00         12/23/09         196,215
         75    France Telecom ........................ 8.125        01/28/33         108,999
                                                                                ------------
                                                                                     305,214
                                                                                ------------
               Water Utilities (0.1%)
        100    Gie Suez Alliance ..................... 5.50         02/20/09         121,409
        120    Veolia Environnement .................. 5.875        06/27/08         147,958
                                                                                ------------
                                                                                     269,367
                                                                                ------------
               Total France ................................................       5,404,461
                                                                                ------------


                        See Notes to Financial Statements
                                       43

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



   PRINCIPAL
   AMOUNT IN                                                               COUPON     MATURITY
   THOUSANDS                                                                RATE        DATE          VALUE
--------------                                                          ------------ ---------- ---------------
                Germany (2.4%)
                Government Obligations (2.4%)
       EUR 45   Deutscheland Republic ................................. 4.50 %       07/04/09    $     53,979
        3,990   Germany (Federal Republic of) ......................... 6.25         01/04/24       5,414,940
        3,650   Germany (Federal Republic of) ......................... 7.375        01/03/05       4,460,859
                                                                                                 ------------
                                                                                                    9,929,778
                                                                                                 ------------
                Major Banks (0.0%)
           90   Deutsche Bank AG ...................................... 5.125        01/13/13         106,398
                                                                                                 ------------
                Total Germany ...............................................................      10,036,176
                                                                                                 ------------
                Ireland (0.3%)
                Investment Managers
 $      1,035   JSG Funding PLC ....................................... 9.625        10/01/12       1,148,850
                                                                                                 ------------
                Italy (0.0%)
                Telecommunications
           95   Telecom Italia Capital - 144A* ........................ 4.00         11/15/08          94,883
                                                                                                 ------------
                Ivory Coast (0.0%)
                Government Obligations
          470   Ivory Coast (c) ....................................... 2.00         03/29/18          82,250
                                                                                                 ------------
                Japan (2.4%)
                Government Obligations
  JPY 995,000   Japan (Government of) ................................. 0.10         04/20/05       9,050,050
      137,500   Japan (Government of) ................................. 0.80         03/20/13       1,184,871
                                                                                                 ------------
                                                                                                   10,234,921
                                                                                                 ------------
                Kyrgyzstan (0.1%)
                Industrial Conglomerates (0.1%)
       EUR 45   Hutchison Whampoa Finance ............................. 5.875        07/08/13          52,007
 $        145   Hutchison Whampoa International Ltd. - 144A* .......... 6.50         02/13/13         151,023
                                                                                                 ------------
                                                                                                      203,030
                                                                                                 ------------
                Tobacco (0.0%)
       EUR 90   Altria Finance (CI) Ltd. .............................. 5.625        06/24/08         105,461
                                                                                                 ------------
                Total Kyrgyzstan ............................................................         308,491
                                                                                                 ------------

                        See Notes to Financial Statements
                                       44

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



  PRINCIPAL
  AMOUNT IN                                               COUPON     MATURITY
  THOUSANDS                                                RATE        DATE          VALUE
------------                                           ------------ ---------- ---------------
              Luxembourg (0.3%)
              Chemicals/Specialty (0.0%)
   EUR 130    Sygenta Lux Finance ....................   5.50 %     07/10/06    $    158,454
                                                                                ------------
              Industrial Conglomerates (0.3%)
        40    Tyco International Group S.A. ..........   6.125      04/04/07          47,788
    $1,055    Tyco International Group S.A. ..........   6.75       02/15/11       1,122,256
                                                                                ------------
                                                                                   1,170,044
                                                                                ------------
              Total Luxembourg .............................................       1,328,498
                                                                                ------------
              Malaysia (0.2%)
              Government Obligation
       730    Malaysia ...............................   7.50       07/15/11         855,122
                                                                                ------------
              Mauritius Island (0.3%)
              Pulp/Paper
     3,500    TJIWI Kimia Mauritius (c) ..............  10.00       08/01/04       1,207,500
                                                                                ------------
              Mexico (2.5%)
              Government Obligations (2.2%)
       160    United Mexican States Corp. ............   8.00       09/24/22         174,000
     2,220    United Mexican States Corp. ............   8.30       08/15/31       2,466,420
     1,060    United Mexican States Corp. ............   8.375      01/14/11       1,243,910
     1,050    United Mexican States Corp. ............  10.375      02/17/09       1,328,250
     3,030    United Mexican States Corp. ............  11.375      09/15/16       4,257,150
                                                                                ------------
                                                                                   9,469,730
                                                                                ------------
              Oil & Gas Production (0.3%)
       410    Petro Mexicanos ........................   8.625      12/01/23         441,775
       550    Petroleos Mexicanos Ser P ..............   9.50       09/15/27         651,750
                                                                                ------------
                                                                                   1,093,525
                                                                                ------------
              Total Mexico .................................................      10,563,255
                                                                                ------------
              Netherlands (0.3%)
              Electric Utilities (0.0%)
   EUR 100    RWE Finance BV .........................   5.50       10/26/07         122,768
                                                                                ------------
              Multiline Insurance (0.1%)
       130    Allianz Fanance II BV ..................   6.125      05/31/22         158,741
       140    Munich Re Finance BV ...................   6.75       06/21/23         176,817
                                                                                ------------
                                                                                     335,558
                                                                                ------------

                        See Notes to Financial Statements
                                       45

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



  PRINCIPAL
  AMOUNT IN                                                              COUPON     MATURITY
  THOUSANDS                                                               RATE        DATE          VALUE
------------                                                          ------------ ---------- ---------------
              Other Transportation (0.0%)
   EUR 150    Fixed Link Holding Finance ............................ 5.75 %       02/02/09    $    181,740
                                                                                               ------------
              Publishing: Books/Magazines (0.0%)
       120    VNU N.V. .............................................. 6.625        05/30/07         151,103
                                                                                               ------------
              Telecommunications (0.2%)
       200    Deutsche Telekom International Finance Corp. .......... 7.50         05/29/07         258,478
   $   190    Deutsche Telekom International Finance Corp. .......... 8.75         06/15/30         239,030
   EUR 195    Olivetti Finance N.V. ................................. 5.875        01/24/08         240,301
       100    TPSA Eurofinance BV ................................... 6.625        03/01/06         122,421
                                                                                               ------------
                                                                                                    860,230
                                                                                               ------------
              Total Netherlands ...........................................................       1,651,399
                                                                                               ------------
              Nigeria (0.2%)
              Government Obligation
   $   750    Central Bank of Nigeria ............................... 6.25         11/15/20         652,500
                                                                                               ------------
              Panama (0.2%)
              Government Obligations
       440    Republic of Panama .................................... 9.375        04/01/29         499,400
       300    Republic of Panama .................................... 9.625        02/08/11         345,750
                                                                                               ------------
                                                                                                    845,150
                                                                                               ------------
              Peru (0.3%)
              Government Obligation
     1,005    Republic of Peru ...................................... 9.875        02/06/15       1,173,338
                                                                                               ------------
              Philippines (0.4%)
              Government Obligation
     1,422    Republic of Philippines ............................... 9.375        01/18/17       1,509,098
                                                                                               ------------
              Qatar (0.2%)
              Gas Distributors (0.1%)
       215    Ras Laffan Liquid Natural Gas Co. - 144A* ............. 8.294        03/15/14         249,400
                                                                                               ------------
              Government Obligation (0.1%)
       300    State of Qatar ........................................ 9.75         06/15/30         414,000
                                                                                               ------------
              Total Qatar .................................................................         663,400
                                                                                               ------------
              Russia (2.5%)
              Government Obligations
     7,510    Federal Republic of Russia ............................ 5.00         03/31/30       7,010,585
       410    Federal Republic of Russia ............................ 8.25         03/31/10         457,970

                        See Notes to Financial Statements
                                       46

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



  PRINCIPAL
  AMOUNT IN                                                       COUPON    MATURITY
  THOUSANDS                                                        RATE       DATE          VALUE
------------                                                    ---------- ---------- ---------------
$     480     Federal Republic of Russia ......................  8.75%     07/24/05    $    522,240
    1,086     Federal Republic of Russia ...................... 11.00      07/24/18       1,450,896
      710     Federal Republic of Russia ...................... 12.75      06/24/28       1,112,925
                                                                                       ------------
                                                                                         10,554,616
                                                                                       ------------
              Singapore (0.1%)
              Electronic Components
      395     Flextronics International Ltd. - 144A* ..........  6.50      05/15/13         390,063
                                                                                       ------------
              South Korea (0.1%)
              Government Obligation
      385     Republic of Korea ...............................  4.25      06/01/13         363,132
                                                                                       ------------
              Sweden (0.3%)
              Government Obligation (0.3%)
SEK 8,775     Swedish Government Bond .........................  5.00      01/15/04       1,121,906
                                                                                       ------------
              Miscellaneous Commercial Services (0.0%)
  EUR 100     Securitas AB ....................................  6.125     03/14/08         124,627
                                                                                       ------------
              Total Sweden ........................................................       1,246,533
                                                                                       ------------
              Tunisia (0.1%)
              Regional Banks
$     200     Banque Centrale de Tunisie ......................  7.375     04/25/12         220,000
                                                                                       ------------
              Turkey (0.4%)
              Government Obligations
      660     Republic of Turkey .............................. 11.50      01/23/12         792,825
      270     Republic of Turkey .............................. 11.75      06/15/10         327,375
      320     Republic of Turkey .............................. 12.375     06/15/09         396,000
                                                                                       ------------
                                                                                          1,516,200
                                                                                       ------------
              Ukraine (0.1%)
              Government Obligation
      523     Republic of Ukraine ............................. 11.00      03/15/07         579,382
                                                                                       ------------
              United Kingdom (1.4%)
              Advertising/Marketing Services (0.0%)
  EUR 150     WPP Group PLC ...................................  6.00      06/18/08         184,847
                                                                                       ------------
              Cable/Satellite TV (0.3%)
$     395     British Sky Broadcasting Group PLC ..............  6.875     02/23/09         435,615
      770     British Sky Broadcasting Group PLC ..............  8.20      07/15/09         897,094
                                                                                       ------------
                                                                                          1,332,709
                                                                                       ------------


                        See Notes to Financial Statements
                                       47

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



  PRINCIPAL
  AMOUNT IN                                                                COUPON     MATURITY
  THOUSANDS                                                                 RATE        DATE          VALUE
------------                                                           ------------- ---------- ---------------
              Chemicals: Specialty (0.1%)
$     585     Avecia Group PLC .......................................  11.00%       07/01/09    $    544,050
                                                                                                 ------------
              Electric Utilities (0.0%)
  EUR 120     National Grid Transco ..................................   5.00        07/02/18         128,565
                                                                                                 ------------
              Electronic Equipment/Instruments (0.2%)
$     555     Xerox Capital Europe PLC ...............................  5.875        05/15/04         560,550
                                                                                                 ------------
              Government Obligation (0.7%)
GBP 1,750     U.K. Treasury ..........................................   5.00        06/07/04       2,980,285
                                                                                                 ------------
              Life/Health Insurance (0.0%)
  EUR 100     SL Finance PLC .........................................  6.375        07/12/22         122,282
                                                                                                 ------------
              Tobacco (0.1%)
      180     BAT International Finance PLC ..........................  4.875        02/25/09         209,611
                                                                                                 ------------
              Total United Kingdom ..........................................................       6,062,899
                                                                                                 ------------
              Uruguay (0.0%)
              Government Obligation
$     204     Republic of Uruguay ....................................   7.25        02/15/11         168,186
                                                                                                 ------------
              Total Foreign (Cost $100,802,137)..............................................     105,739,117
                                                                                                 ------------
              United States (86.4%)
              Corporate Bonds (33.4%)
              Advertising/Marketing Services (0.6%)
    1,345     Advanstar Communications - 144A* .......................  8.639        08/15/08       1,398,800
      830     Interep National Radio Sales, Inc. (Series B) ..........  10.00        07/01/08         733,513
      205     RH Donnelley Financial Corp. - 144A* ................... 10.875        12/15/12         244,463
                                                                                                 ------------
                                                                                                    2,376,776
                                                                                                 ------------
              Aerospace & Defense (0.2%)
      145     Goodrich Corp. .........................................  7.625        12/15/12         165,386
      130     Lockheed Martin Corp. ..................................   8.50        12/01/29         169,014
      150     Raytheon Co. ...........................................   8.20        03/01/06         167,697
       55     Raytheon Co. ...........................................   8.30        03/01/10          65,341
      380     Systems 2001 Asset Trust - 144A* .......................  6.664        09/15/13         418,374
                                                                                                 ------------
                                                                                                      985,812
                                                                                                 ------------


                        See Notes to Financial Statements
                                       48

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



  PRINCIPAL
  AMOUNT IN                                                                COUPON     MATURITY
  THOUSANDS                                                                 RATE        DATE          VALUE
------------                                                            ------------ ---------- --------------
              Airlines (0.1%)
 $    126     American West Airlines ..................................    7.10%     04/02/21    $   129,917
      134     Continental Airlines, Inc. ..............................   6.648      09/15/17        131,332
       95     Southwest Airlines Co. ..................................   5.496      11/01/06        102,280
                                                                                                 -----------
                                                                                                     363,529
                                                                                                 -----------
              Alternative Power Generation (0.2%)
      620     Calpine Corp. ...........................................   8.50       02/15/11        443,300
      205     Calpine Corp. - 144A* ...................................   8.50       07/15/10        187,575
                                                                                                 -----------
                                                                                                     630,875
                                                                                                 -----------
              Apparel/Footwear (0.1%)
      335     Oxford Industries Inc. - 144A* ..........................   8.875      06/01/11        360,544
                                                                                                 -----------
              Apparel/Footwear Retail (0.4%)
       80     Gap, Inc. (The) .........................................    6.90      09/15/07         87,000
      590     Gap, Inc. (The) .........................................   10.55      12/15/08        718,325
    1,050     Payless Shoesource Inc. - 144A* .........................    8.25      08/01/13      1,023,750
                                                                                                 -----------
                                                                                                   1,829,075
                                                                                                 -----------
              Auto Parts: O.E.M. (0.7%)
      715     Intermet Corp. ..........................................    9.75      06/15/09        716,788
      990     Lear Corp. (Series B) ...................................    8.11      05/15/09      1,140,975
      905     TRW Automotive, Inc. - 144A* ............................   9.375      02/15/13      1,027,175
                                                                                                 -----------
                                                                                                   2,884,938
                                                                                                 -----------
              Broadcasting (0.4%)
  EUR 150     Clear Channel Communications, Inc. ......................    6.50      07/07/05        181,375
 $    110     Clear Channel Communications, Inc. ......................    7.65      09/15/10        128,119
      520     Nextmedia Operating, Inc. ...............................   10.75      07/01/11        587,600
      370     Salem Communications Holdings Corp. (Series A) ..........    7.75      12/15/10        381,100
      500     Salem Communications Holdings Corp. (Series B) ..........    9.00      07/01/11        538,125
                                                                                                 -----------
                                                                                                   1,816,319
                                                                                                 -----------
              Building Products (0.1%)
      195     Brand Services Inc. .....................................  12.00       10/15/12        217,425
       80     Nortek, Inc. ............................................   9.25       03/15/07         82,700
                                                                                                 -----------
                                                                                                     300,125
                                                                                                 -----------

                        See Notes to Financial Statements
                                       49

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



 PRINCIPAL
 AMOUNT IN                                                                             COUPON        MATURITY
 THOUSANDS                                                                              RATE           DATE          VALUE
-----------                                                                      ------------------ ---------- ---------------
             Cable/Satellite TV (2.4%)
   $  390    Avalon Cable LLC ..................................................    11.875%++        12/01/08    $    402,675
    1,345    Charter Communications Holdings LLC ...............................     10.75           10/01/09       1,136,525
      730    Charter Communications Holdings/Charter Capital ...................     11.75++         05/15/11         428,875
       55    Comcast Cable Communications Inc. .................................      6.75           01/30/11          60,880
      425    Comcast Corp. .....................................................      6.50           01/15/15         455,318
    1,130    CSC Holdings Inc. (Series B) ......................................     8.125           07/15/09       1,175,200
       90    CSC Holdings Inc. .................................................     9.875           02/15/13          94,275
       50    CSC Holdings Inc. .................................................     10.50           05/15/16          55,000
    1,045    Directv Holdings/Finance ..........................................     8.375           03/15/13       1,175,625
      369    Echostar DBS Corp. ................................................     9.125           01/15/09         415,125
    1,345    Echostar DBS Corp. ................................................     9.375           02/01/09       1,422,337
    1,035    Echostar DBS Corp. - 144A* ........................................     6.375           10/01/11       1,029,825
      799    Knology, Inc. - 144A* (d) .........................................     12.00+          11/30/09         783,434
      455    Lodgenet Entertainment Corp. ......................................      9.50           06/15/13         491,400
      130    Pegasus Communications Corp. (Series B) ...........................      9.75           12/01/06         107,900
       30    Pegagus Communications Corp. (Series B) ...........................     12.50           08/01/07          25,200
       75    Pegasus Satellite Communications Inc. .............................     13.50++         03/01/07          52,687
      290    Pegasus Satellite Communications Inc. .............................    12.375           08/01/06         246,500
      290    Renaissance Media Group LLC .......................................     10.00           04/15/08         296,525
                                                                                                                 ------------
                                                                                                                    9,855,306
                                                                                                                 ------------
             Casino/Gaming (1.2%)
    6,500    Aladdin Gaming Holdings/Capital Corp. LLC (Series B) (c) ..........    13.50           03/01/10           32,500
      915    Harrah's Operating Co., Inc. ......................................     7.875          12/15/05          989,344
    1,030    MGM Mirage Inc. ...................................................     6.00           10/01/09        1,042,875
      937    Park Place Entertainment ..........................................     8.875          09/15/08        1,041,241
    3,904    Resorts At Summerlin LP/Ras Co. (Series B) (a) (c) ................    13.00           12/15/07                0
      700    Station Casinos, Inc. .............................................     8.375          02/15/08          761,250
      515    Station Casinos, Inc. .............................................     9.875          07/01/10          572,294
      485    Venetian Casino/LV Sands...........................................    11.00           06/15/10          559,569
                                                                                                                -------------
                                                                                                                    4,999,073
                                                                                                                -------------
             Cellular Telephone (0.3%)
      560    Dobson Communications Corp. .......................................    10.875          07/01/10          616,000
      510    Qwest Corp. .......................................................     6.625          09/15/05          525,300
                                                                                                                -------------
                                                                                                                    1,141,300
                                                                                                                -------------


                        See Notes to Financial Statements
                                       50

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



 PRINCIPAL
 AMOUNT IN                                                           COUPON     MATURITY
 THOUSANDS                                                            RATE        DATE          VALUE
-----------                                                       ------------ ---------- ---------------
             Chemicals: Major Diversified (0.7%)
  $ 1,020    Equistar Chemical Funding .......................... 10.125%      09/01/08    $  1,071,000
      105    Equistar Chemical Funding - 144A* .................. 10.625       05/01/11         109,725
      315    Huntsman Advanced Materials Corp. - 144A* .......... 11.00        07/15/10         337,444
    1,320    Huntsman ICI Chemicals ............................. 10.125       07/01/09       1,257,300
                                                                                           ------------
                                                                                              2,775,469
                                                                                           ------------
             Chemicals: Specialty (1.0%)
      265    FMC Corp. .......................................... 10.25        11/01/09         310,050
       30    Huntsman International LLC - 144A* .................  9.875       03/01/09          31,650
      680    ISP Holdings Inc. (Series B) ....................... 10.625       12/15/09         744,600
      225    Koppers Industry Inc. - 144A* ......................  9.875       10/15/13         237,375
      195    Millennium America, Inc. ...........................  7.00        11/15/06         191,587
    1,125    Millennium America, Inc. ...........................  9.25        06/15/08       1,189,687
      465    Nalco Co. - 144A* ..................................  7.75        11/15/11         483,600
      530    Rockwood Specialties Corp. - 144A* ................. 10.625       05/15/11         569,750
      525    Westlake Chemical Corp. - 144A* ....................  8.75        07/15/11         553,875
                                                                                           ------------
                                                                                              4,312,174
                                                                                           ------------
             Commercial Printing/Forms (0.0%)
    2,700    Premier Graphics Inc. (a) (c) ......................  11.50       12/01/05               0
                                                                                           ------------
             Computer Communications (0.3%)
      910    Avaya, Inc. ........................................ 11.125       04/01/09       1,073,800
                                                                                           ------------
             Consumer/Business Services (0.3%)
      465    Muzak LLC/Muzak Finance Corp. ......................  9.875       03/15/09         452,212
      775    Muzak LLC/Muzak Finance Corp. ......................  10.00       02/15/09         815,687
                                                                                           ------------
                                                                                              1,267,899
                                                                                           ------------
             Containers/Packaging (0.7%)
      875    Graphic Packaging International - 144A* ............  9.50        08/15/13         973,437
      530    Owens-Brockway Glass Containers Corp. ..............  7.75        05/15/11         559,150
      965    Owens-Brockway Glass Containers Corp. ..............  8.75        11/15/12       1,056,675
      320    Pliant Corp. ....................................... 13.00        06/01/10         305,600
      100    Sealed Air Corp - 144A* ............................ 5.625        07/15/13         100,769
                                                                                           ------------
                                                                                              2,995,631
                                                                                           ------------
             Department Stores (0.4%)
      225    Federated Department Stores, Inc. ..................  6.90        04/01/29         240,785
      250    May Department Stores Co., Inc. ....................  6.70        09/15/28         256,136
       55    May Department Stores Co., Inc. .................... 7.875        03/01/30          64,053


                        See Notes to Financial Statements
                                       51

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



 PRINCIPAL
 AMOUNT IN                                                           COUPON    MATURITY
 THOUSANDS                                                            RATE       DATE          VALUE
-----------                                                       ----------- ---------- ---------------
   $   50    Penney (J.C.) Co., Inc. ............................  6.875%     10/15/15    $     50,500
       30    Penney (J.C.) Co., Inc. ............................   7.95      04/01/17          32,175
      750    Penney (J.C.) Co., Inc. ............................   8.00      03/01/10         834,375
      210    Penney (J.C.) Co., Inc. ............................   9.00      08/01/12         243,600
                                                                                          ------------
                                                                                             1,721,624
                                                                                          ------------
             Drugstore Chains (0.1%)
       30    CVS Corp. - 144A* ..................................  6.204      10/10/25          31,226
      235    Rite Aid Corp. .....................................   7.70      02/15/27         206,800
                                                                                          ------------
                                                                                               238,026
                                                                                          ------------
             Electric Utilities (1.7%)
       36    AES Corp. (The) ....................................  8.875      02/15/11          36,990
    1,050    AES Corp. (The) - 144A* ............................   9.00      05/15/15       1,123,500
       53    AES Corp. (The) ....................................  9.375      09/15/10          56,180
      280    Allegheny Energy, Inc. .............................   7.75      08/01/05         284,200
       35    Appalachian Power Co. (Series H) ...................   5.95      05/15/33          32,722
      150    Carolina Power & Light Co. .........................  5.125      09/15/13         150,854
       55    Cincinnati Gas & Electric Co. (Series A) ...........   5.40      06/15/33          48,818
      145    Cincinnati Gas & Electric Co. (Series B) ...........  5.375      06/15/33         128,215
      495    CMS Energy Corp. ...................................   7.50      01/15/09         503,662
      295    CMS Energy Corp. ...................................   8.50      04/15/11         308,275
      150    Columbus Southern Power ............................   6.60      03/01/33         155,898
       95    Constellation Energy Group, Inc. ...................   7.60      04/01/32         111,796
       30    Detroit Edison Co. .................................  6.125      10/01/10          32,689
       20    Detroit Edison Co. .................................   6.35      10/15/32          21,098
      100    Duke Energy Corp. ..................................   4.50      04/01/10         100,775
      100    Exelon Corp. .......................................   6.75      05/01/11         110,813
       50    FirstEnergy Corp. (Series B) .......................   6.45      11/15/11          53,112
      100    IPALCO Enterprises, Inc. ...........................  8.625      11/14/11         109,000
      825    Monongahela Power Co. ..............................   5.00      10/01/06         845,948
      140    MSW Energy Holdings/Finance - 144A* ................   8.50      09/01/10         149,800
      635    Nevada Power Co. - 144A* ...........................   9.00      08/15/13         674,687
      360    PG&E Corp. - 144A* .................................  6.875      07/15/08         381,600
      790    PSEG Energy Holdings Inc. ..........................  8.625      02/15/08         817,650
       65    Public Service Electric & Gas Co. ..................   5.00      01/01/13          65,019
       50    South Carolina Electric & Gas Co. ..................   5.30      05/15/33          45,474
      360    Southern California Edison Co. (Series D) ..........   8.00      02/15/07         404,100
      265    TNP Enterprises, Inc. ..............................  10.25      04/01/10         279,575


                        See Notes to Financial Statements
                                       52

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued


  PRINCIPAL
  AMOUNT IN                                                             COUPON     MATURITY
  THOUSANDS                                                              RATE        DATE          VALUE
------------                                                         ------------ ---------- ---------------
  $     75    TXU Energy Co. - 144A* ...............................    7.00%     03/15/13    $     82,270
        55    Wisconsin Electric Power Co. .........................   5.625      05/15/33          52,555
                                                                                              ------------
                                                                                                 7,167,275
                                                                                              ------------
              Electrical Products (0.2%)
       105    Cooper Industries Inc. ...............................    5.25      07/01/07         111,809
       500    Rayovac Corp. - 144A* ................................    8.50      10/01/13         520,000
                                                                                              ------------
                                                                                                   631,809
                                                                                              ------------
              Electronic Distributors (0.3%)
       925    BRL Universal Equipment Corp. ........................   8.875      02/15/08         999,000
     5,600    CHS Electronics, Inc. (a) (c) ........................   9.875      04/15/05          49,000
                                                                                              ------------
                                                                                                 1,048,000
                                                                                              ------------
              Electronic Equipment/Instruments (0.3%)
     1,160    High Voltage Engineering, Inc. (c) ...................   10.75      08/15/04         266,800
       810    Xerox Corp. ..........................................   7.125      06/15/10         826,200
                                                                                              ------------
                                                                                                 1,093,000
                                                                                              ------------
              Engineering & Construction (0.2%)
       705    ABB Finance Inc. .....................................    6.75      06/03/04         676,800
       300    Encompass Services Corp. (a) (c) .....................   10.50      05/01/09               0
                                                                                              ------------
                                                                                                   676,800
                                                                                              ------------
              Environmental Services (0.4%)
       350    Allied Waste North America, Inc. .....................   7.875      04/15/13         375,375
       535    Allied Waste North America, Inc. (Series B) ..........   8.875      04/01/08         591,175
       540    Allied Waste North America, Inc. (Series B) ..........   10.00      08/01/09         587,250
       215    Waste Management, Inc. ...............................   6.875      05/15/09         241,312
                                                                                              ------------
                                                                                                 1,795,112
                                                                                              ------------
              Finance/Rental/Leasing (0.7%)
       105    American General Finance .............................   4.625      09/01/10         105,458
       115    CIT Group Inc. .......................................   2.875      09/29/06         114,656
       280    Countrywide Home Loans, Inc. .........................    3.25      05/21/08         272,938
       345    Ford Motor Credit Co. ................................    7.25      10/25/11         350,411
       540    Ford Motor Credit Co. ................................   7.375      10/28/09         558,559
       120    Household Finance Corp. ..............................    6.40      06/17/08         133,185
   EUR 150    Household Finance Corp. ..............................    6.50      05/05/09         191,872
  $    170    Household Finance Corp. ..............................    6.75      05/15/11         190,245
        90    International Lease Finance Corp. ....................    2.95      05/23/06          90,292
        65    International Lease Finance Corp. ....................    3.75      08/01/07          65,903


                        See Notes to Financial Statements
                                       53

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



 PRINCIPAL
 AMOUNT IN                                                                   COUPON    MATURITY
 THOUSANDS                                                                    RATE       DATE          VALUE
-----------                                                               ----------- ---------- ---------------
   $   50    MBNA America Bank NA .......................................  7.125%     11/15/12    $     56,673
      140    MBNA Corp. .................................................  6.125      03/01/13         145,887
      165    SLM Corp. ..................................................   5.00      10/01/13         163,117
      680    United Rentals NA Inc. - 144A* .............................   7.75      11/15/13         678,300
                                                                                                  ------------
                                                                                                     3,117,496
                                                                                                  ------------
             Financial Conglomerates (0.8%)
       30    Boeing Capital Corp. .......................................   5.75      02/15/07          32,143
       45    Boeing Capital Corp. .......................................   5.80      01/15/13          46,441
      325    Boeing Capital Corp. .......................................   6.10      03/01/11         345,852
      180    Chase Manhattan Corp. ......................................   6.00      02/15/09         195,789
       30    Chase Manhattan Corp. ......................................   7.00      11/15/09          34,365
       75    Citicorp ...................................................  6.375      11/15/08          82,799
       80    Citicorp ...................................................   6.75      08/15/05          86,672
      155    Citigroup Inc. .............................................   5.75      05/10/06         166,838
      200    Citigroup Inc. .............................................  6.625      06/15/32         216,400
      310    General Electric Capital Corp. .............................   6.75      03/15/32         343,748
       80    General Motors Acceptance Corp. ............................   4.50      07/15/06          81,229
      580    General Motors Acceptance Corp. ............................  6.875      09/15/11         598,330
       20    General Motors Acceptance Corp. ............................   8.00      11/01/31          20,568
      200    John Hancock Financial Services, Inc. ......................  5.625      12/01/08         215,587
      390    Prudential Holdings, LLC (Series C) - 144A* ................  8.695      12/18/23         471,580
      375    Prudential Holdings, LLC (Series B) (FSA) - 144A* ..........  7.245      12/18/23         415,087
                                                                                                  ------------
                                                                                                     3,353,428
                                                                                                  ------------
             Food Distributors (0.2%)
      630    Volume Services America, Inc. .............................. 11.25       03/01/09         674,100
                                                                                                  ------------
             Food Retail (0.4%)
      185    Albertson's Inc. ...........................................  7.45       08/01/29         202,367
      296    CA FM Lease Trust - 144A* ..................................  8.50       07/15/17         329,551
    1,115    Delhaize America, Inc. .....................................  8.125      04/15/11       1,230,681
       55    Kroger Co. .................................................  7.50       04/01/31          62,923
                                                                                                  ------------
                                                                                                     1,825,522
                                                                                                  ------------
             Food: Major Diversified (0.1%)
       45    General Mills Inc. .........................................  3.875      11/30/07          45,345
       65    Kraft Foods Inc. ...........................................  5.25       06/01/07          68,976
       40    Kraft Foods Inc. ...........................................  5.625      11/01/11          41,603
      105    Kraft Foods Inc. ...........................................  6.25       06/01/12         113,145
                                                                                                  ------------
                                                                                                       269,069
                                                                                                  ------------


                        See Notes to Financial Statements
                                       54

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



 PRINCIPAL
 AMOUNT IN                                                           COUPON     MATURITY
 THOUSANDS                                                            RATE        DATE          VALUE
-----------                                                      ------------- ---------- ---------------
             Food: Meat/Fish/Dairy (0.9%)
   $  365    Michael Foods Inc. (Series B) .....................  11.75%       04/01/11    $    461,269
      355    National Beef Packing/NB Finance - 144A* ..........  10.50        08/01/11         390,500
    1,220    Pilgrim's Pride Corp. .............................  9.625        09/15/11       1,334,375
    1,415    Smithfield Foods Inc. .............................  7.625        02/15/08       1,485,750
      100    Smithfield Foods Inc. (Series B) ..................   8.00        10/15/09         110,000
                                                                                           ------------
                                                                                              3,781,894
                                                                                           ------------
             Food: Specialty/Candy (0.1%)
      445    Merisant Co. - 144A* ..............................   9.50        07/15/13         480,600
                                                                                           ------------
             Forest Products (0.2%)
      255    Louisiana Pacific Corp. ........................... 10.875        11/15/08         299,625
       65    Weyerhaeuser Co. ..................................  6.125        03/15/07          70,292
      315    Weyerhaeuser Co. ..................................   6.75        03/15/12         340,998
                                                                                           ------------
                                                                                                710,915
                                                                                           ------------
             Gas Distributors (0.4%)
      125    Consolidated Natural Gas Co. ......................   6.25        11/01/11         136,908
      900    Dynegy Holdings, Inc. .............................  6.875        04/01/11         783,000
      595    Dynegy Holdings, Inc. - 144A* .....................  9.875        07/15/10         639,625
                                                                                           ------------
                                                                                              1,559,533
                                                                                           ------------
             Home Building (0.9%)
      305    D.R. Horton, Inc. .................................  6.875        05/01/13         321,012
      145    Meritage Corp. ....................................   9.75        06/01/11         160,950
       70    Pulte Homes, Inc. .................................  6.375        05/15/33          66,915
      395    Schuler Homes, Inc. ...............................  9.375        07/15/09         442,894
      125    Tech Olympic USA, Inc. ............................   9.00        07/01/10         133,281
      165    Tech Olympic USA, Inc. ............................   9.00        07/01/10         175,931
    1,025    Tech Olympic USA, Inc. ............................ 10.375        07/01/12       1,122,375
    1,190    Toll Corp. ........................................   8.25        02/01/11       1,320,900
                                                                                           ------------
                                                                                              3,744,258
                                                                                           ------------
             Home Furnishings (0.2%)
      130    Mohawk Industries Inc. ............................   7.20        04/15/12         144,300
      565    Tempur-Pedic/Tempur Products - 144A* ..............  10.25        08/15/10         627,150
                                                                                           ------------
                                                                                                771,450
                                                                                           ------------
             Home Improvement Chains (0.0%)
      100    Lowe's Companies, Inc. ............................  6.50         03/15/29         107,094
                                                                                           ------------


                        See Notes to Financial Statements
                                       55

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



 PRINCIPAL
 AMOUNT IN                                                           COUPON     MATURITY
 THOUSANDS                                                            RATE        DATE          VALUE
-----------                                                       ------------ ---------- ---------------
             Hospital/Nursing Management (0.6%)
   $  805    Columbia/HCA Healthcare Corp. ......................    7.19%     11/15/15    $    831,824
      125    HCA, Inc. ..........................................    7.58      09/15/25         124,718
      425    HCA, Inc. ..........................................   7.875      02/01/11         468,091
      100    Manor Care, Inc. ...................................    6.25      05/01/13         102,625
       35    Manor Care, Inc. ...................................    7.50      06/15/06          37,844
      110    Manor Care, Inc. ...................................    8.00      03/01/08         122,925
      400    Tenet Healthcare Corp. .............................   6.875      11/15/31         352,000
      305    Tenet Healthcare Corp. .............................   7.375      02/01/13         295,850
                                                                                           ------------
                                                                                              2,335,877
                                                                                           ------------
             Hotels/Resorts/Cruiselines (0.9%)
      245    Hilton Hotels Corp. ................................   7.625      12/01/12         271,031
      255    Hilton Hotels Corp. ................................    7.95      04/15/07         280,500
    1,565    Horseshoe Gaming Holding Corp. (Series B) ..........   8.625      05/15/09       1,664,769
      155    Hyatt Equities LLC - 144A* .........................   6.875      06/15/07         164,571
      200    Marriott International, Inc. (Series E) ............    7.00      01/15/08         222,585
       60    Starwood Hotels & Resorts Worldwide Inc. ...........   7.375      05/01/07          64,650
      915    Starwood Hotels & Resorts Worldwide Inc. ...........   7.875      05/01/12       1,011,076
                                                                                           ------------
                                                                                              3,679,182
                                                                                           ------------
             Industrial Conglomerates (0.0%)
      150    Honeywell International, Inc. ......................   6.125      11/01/11         163,786
                                                                                           ------------
             Industrial Machinery (0.0%)
      110    Flowserve Corp. ....................................   12.25      08/15/10         127,600
                                                                                           ------------
             Industrial Specialties (0.7%)
      390    Cabot Safety Corp. .................................   12.50      07/15/05         396,825
    1,180    Johnsondiversy, Inc. ...............................   9.625      05/15/12       1,303,900
      650    Tekni-Plex Inc. (Series B) .........................   12.75      06/15/10         666,250
      430    UCAR Finance, Inc. .................................   10.25      02/15/12         476,225
                                                                                           ------------
                                                                                              2,843,200
                                                                                           ------------
             Information Technology Services (0.0%)
       85    Electronic Data Systems Corp. - 144A* ..............    6.00      08/01/13          80,487
       90    Electronic Data Systems Corp. ......................   7.125      10/15/09          93,600
                                                                                           ------------
                                                                                                174,087
                                                                                           ------------


                        See Notes to Financial Statements
                                       56

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



  PRINCIPAL
  AMOUNT IN                                                                    COUPON     MATURITY
  THOUSANDS                                                                     RATE        DATE          VALUE
------------                                                                ------------ ---------- ---------------
              Integrated Oil (0.1%)
 $      60    Amerada Hess Corp. ..........................................    6.65%     08/15/11    $     63,743
       235    Amerada Hess Corp. ..........................................   7.875      10/01/29         250,025
       240    Conoco Inc. .................................................    6.95      04/15/29         268,866
                                                                                                     ------------
                                                                                                          582,634
                                                                                                     ------------
              Internet Software/Services (0.0%)
       709    Exodus Communications, Inc. (a) (c) .........................  11.625      07/15/10           5,319
                                                                                                     ------------
              Investment Banks/Brokers (0.2%)
   EUR 160    Goldman Sachs Group Inc. ....................................    6.50      10/06/10         206,295
 $      80    Goldman Sachs Group Inc. ....................................    6.60      01/15/12          88,732
       310    Goldman Sachs Group Inc. ....................................   6.875      01/15/11         350,591
                                                                                                     ------------
                                                                                                          645,618
                                                                                                     ------------
              Life/Health Insurance (0.1%)
       290    Hartford Life ...............................................   7.375      03/01/31         330,359
                                                                                                     ------------
              Major Banks (0.1%)
        55    Bank of New York Co., Inc. ..................................    5.20      07/01/07          58,805
        85    Bank One Corp. ..............................................    6.00      02/17/09          92,882
       145    FleetBoston Financial Corp. .................................    7.25      09/15/05         158,421
                                                                                                     ------------
                                                                                                          310,108
                                                                                                     ------------
              Managed Health Care (0.1%)
       365    Aetna, Inc. .................................................   7.875      03/01/11         428,747
       100    Wellpoint Health Network, Inc. ..............................   6.375      06/15/06         109,297
                                                                                                     ------------
                                                                                                          538,044
                                                                                                     ------------
              Media Conglomerates (0.1%)
       120    AOL Time Warner Inc. ........................................   6.125      04/15/06         129,072
       200    AOL Time Warner Inc. ........................................   7.625      04/15/31         223,483
       150    Time Warner Inc. ............................................   6.625      05/15/29         149,996
                                                                                                     ------------
                                                                                                          502,551
                                                                                                     ------------
              Medical Distributors (0.3%)
     1,045    AmerisourceBergen Corp. .....................................   8.125      09/01/08       1,133,825
                                                                                                     ------------
              Medical/Nursing Services (0.3%)
       150    Fresenius Medical Care Capital Trust II (Units)[+/+] ........   7.875      02/01/08         157,500
     1,020    Fresenius Medical Care Capital Trust ........................   7.875      06/15/11       1,076,100
                                                                                                     ------------
                                                                                                        1,233,600
                                                                                                     ------------


                        See Notes to Financial Statements
                                       57

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



  PRINCIPAL
  AMOUNT IN                                                                 COUPON     MATURITY
  THOUSANDS                                                                  RATE        DATE          VALUE
------------                                                             ------------ ---------- ---------------
              Medical Specialties (0.0%)
  $    135    National Nephrology Assoc. - 144A* .......................    9.00%     11/01/11    $    139,387
                                                                                                  ------------
              Metal Fabrications (0.1%)
       395    Trimas Corp. .............................................   9.875      06/15/12         396,975
                                                                                                  ------------
              Miscellaneous Commercial Services (0.3%)
       500    Iron Mountain Inc. .......................................    7.75      01/15/15         533,750
       815    Iron Mountain Inc. .......................................   8.625      04/01/13         890,388
                                                                                                  ------------
                                                                                                     1,424,138
                                                                                                  ------------
              Miscellaneous Manufacturing (0.4%)
       665    Amsted Industries Inc. - 144A* ...........................   10.25      10/15/11         733,163
       905    Jacuzzi Brands Inc. - 144A* ..............................   9.625      07/01/10         959,300
                                                                                                  ------------
                                                                                                     1,692,463
                                                                                                  ------------
              Motor Vehicles (0.3%)
       260    DaimlerChrysler North American Holdings Co. ..............    7.20      09/01/09         282,400
       120    DaimlerChrysler North American Holdings Co. ..............    7.30      01/15/12         129,726
       100    DaimlerChrysler North American Holdings Co. ..............    8.50      01/18/31         112,148
       200    Ford Motor Co. ...........................................    7.45      07/16/31         179,660
        60    Ford Motor Credit Co. ....................................    7.00      10/01/13          58,983
   EUR 250    General Motors ...........................................   8.375      07/05/33         309,842
                                                                                                  ------------
                                                                                                     1,072,759
                                                                                                  ------------
              Multi-Line Insurance (0.5%)
  $    415    AIG Sun America Global Financial - 144A* .................    6.90      03/15/32         468,656
       780    Farmers Insurance Capital - 144A* ........................   8.625      05/01/24         805,350
       120    Hartford Financial Services Group, Inc. ..................   2.375      06/01/06         118,707
        25    Hartford Financial Services Group, Inc. ..................    7.90      06/15/10          29,456
       675    Nationwide Mutual Insurance Co. - 144A* ..................    8.25      12/01/31         796,850
                                                                                                  ------------
                                                                                                     2,219,019
                                                                                                  ------------
              Oil & Gas Pipelines (0.9%)
     1,035    El Paso Production Holdings - 144A* ......................    7.75      06/01/13         993,600
       525    GulfTerra Energy Partners, L.P. ..........................    8.50      06/01/10         572,250
       405    GulfTerra Energy Partners, L.P. ..........................  10.625      12/01/12         476,887
        75    Northwest Pipeline Corp. .................................   8.125      03/01/10          82,687
       140    Southern Natural Gas .....................................   8.875      03/15/10         152,600
        55    Texas Eastern Transmission, L.P. .........................    7.00      07/15/32          59,303
       120    Transcontinental Gas Pipe Line Corp. (Series B) ..........   8.875      07/15/12         140,400


                        See Notes to Financial Statements
                                       58

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



 PRINCIPAL
 AMOUNT IN                                                            COUPON    MATURITY
 THOUSANDS                                                             RATE       DATE          VALUE
-----------                                                        ----------- ---------- ---------------
  $ 1,110    Williams Companies, Inc. (The) ......................  7.875%     09/01/21    $  1,098,900
       70    Williams Companies, Inc. (The) (Series A) ...........   6.75      01/15/06          72,100
                                                                                           ------------
                                                                                              3,648,727
                                                                                           ------------
             Oil & Gas Production (1.2%)
      910    Chesapeake Energy Corp. - 144A* .....................   7.50      09/15/13         978,250
      755    Hillcorp Energy/Finance - 144A* .....................  10.50      09/01/10         811,625
      175    Kerr-McGee Corp .....................................  7.875      09/15/31         198,349
      240    Magnum Hunter Resources, Inc. .......................   9.60      03/15/12         267,600
      560    Pemex Project Funding Master Trust - 144A* ..........   8.00      10/15/09         562,800
      900    Pemex Project Funding Master Trust ..................  9.125      10/13/10       1,058,625
    1,280    Vintage Petroleum, Inc. .............................  7.875      05/15/11       1,353,600
                                                                                           ------------
                                                                                              5,230,849
                                                                                           ------------
             Oil Refining/Marketing (0.7%)
      355    CITGO Petroleum Corp. ............................... 11.375      02/01/11         401,150
    1,255    Husky Oil Ltd. ......................................   8.90      08/15/28       1,446,387
       70    Marathon Oil Corp. ..................................  5.375      06/01/07          74,792
       85    Marathon Oil Corp. ..................................   6.80      03/15/32          90,108
      240    Tesoro Petroleum Corp. ..............................   9.00      07/01/08         241,800
      565    Tesoro Petroleum Corp. ..............................  9.625      04/01/12         583,363
                                                                                           ------------
                                                                                              2,837,600
                                                                                           ------------
             Oilfield Services/Equipment (0.2%)
      190    Hanover Equipment Trust 2001 A (Series A) ...........   8.50      09/01/08         194,750
      675    Hanover Equipment Trust 2001 B (Series B) ...........   8.75      09/01/11         691,875
                                                                                           ------------
                                                                                                886,625
                                                                                           ------------
             Other Consumer Services (0.1%)
      230    Cendant Corp. .......................................  7.375      01/15/13         263,435
                                                                                           ------------
             Other Transportation (0.2%)
      935    Laidlaw International Inc. - 144A* ..................  10.75      06/15/11       1,009,800
                                                                                           ------------
             Publishing: Books/Magazines (0.4%)
      555    Dex Media West/Finance - 144A* ......................  9.875      08/15/13         631,312
      155    PEI Holdings, Inc. ..................................  11.00      03/15/10         175,150
      985    PRIMEDIA, Inc. ......................................  8.875      05/15/11       1,017,013
                                                                                           ------------
                                                                                              1,823,475
                                                                                           ------------


                        See Notes to Financial Statements
                                       59

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



  PRINCIPAL
  AMOUNT IN                                                    COUPON     MATURITY
  THOUSANDS                                                     RATE        DATE          VALUE
------------                                                ------------ ---------- ---------------
              Publishing: Newspapers (0.1%)
$      80     News America Holdings, Inc. .................    7.75%     02/01/24    $     92,086
      280     News America Holdings, Inc. .................   8.875      04/26/23         354,476
                                                                                     ------------
                                                                                          446,562
                                                                                     ------------
              Pulp & Paper (0.4%)
    1,310     Georgia-Pacific Corp. .......................   8.875      02/01/10       1,496,675
      180     International Paper Co. .....................    5.85      10/30/12         187,004
      160     MeadWestVaco Corp. ..........................    6.85      04/01/12         176,133
                                                                                     ------------
                                                                                        1,859,812
                                                                                     ------------
              Railroads (0.0%)
       65     Union Pacific Corp. .........................   3.625      06/01/10          61,505
       60     Union Pacific Corp. .........................    6.79      11/09/07          66,713
                                                                                     ------------
                                                                                          128,218
                                                                                     ------------
              Real Estate Development (0.7%)
      485     CB Richard Ellis Services, Inc. .............   11.25      06/15/11         543,806
      475     CBRE Escrow Inc. - 144A* ....................    9.75      05/15/10         513,000
      275     LNR Property Corp. - 144A* ..................    7.25      10/15/13         277,750
    1,000     LNR Property Corp. - 144A* ..................   7.625      07/15/13       1,030,000
      248     World Financial Properties - 144A* ..........    6.91      09/01/13         273,604
      253     World Financial Properties - 144A* ..........    6.95      09/01/13         279,801
                                                                                     ------------
                                                                                        2,917,961
                                                                                     ------------
              Real Estate Investment Trusts (0.7%)
      515     EOP Operating LP ............................   6.763      06/15/07         569,013
      547     HMH Properties, Inc. (Series A) .............   7.875      08/01/05         562,863
      335     HMH Properties, Inc. (Series B) .............   7.875      08/01/08         345,887
      480     Host Marriott LP - 144A* ....................   7.125      11/01/13         479,400
      115     Istar Financial Inc. ........................    7.00      03/15/08         123,625
      435     Istar Financial Inc. ........................    8.75      08/15/08         493,725
      150     Simon Property Group L.P. ...................    6.35      08/28/12         160,325
      100     Vornado Realty Trust ........................   5.625      06/15/07         105,621
                                                                                     ------------
                                                                                        2,840,459
                                                                                     ------------
              Regional Banks (0.2%)
AUD 1,000     KFW International Inc. ......................    6.25      07/15/05         713,603
                                                                                     ------------
              Savings Banks (0.0%)
$     115     Washington Mutual Inc. ......................    8.25      04/01/10         137,804
                                                                                     ------------


                        See Notes to Financial Statements
                                       60

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



  PRINCIPAL
  AMOUNT IN                                                                   COUPON     MATURITY
  THOUSANDS                                                                    RATE        DATE          VALUE
------------                                                              ------------- ---------- ---------------
              Semiconductors (0.2%)
 $     610    Fairchild Semiconductors Corp. ............................   10.50%       02/01/09    $    680,913
                                                                                                     ------------
              Services to the Health Industry (0.3%)
        70    Anthem Insurance - 144A* ..................................    9.00        04/01/27          91,455
       185    Anthem Insurance - 144A* ..................................   9.125        04/01/10         230,680
       315    Medco Health Solutions ....................................    7.25        08/15/13         335,134
       150    Omnicare, Inc. ............................................   6.125        06/01/13         148,500
       420    Omnicare, Inc. (Series B) .................................   8.125        03/15/11         459,900
                                                                                                     ------------
                                                                                                        1,265,669
                                                                                                     ------------
              Specialty Stores (0.4%)
       715    Autonation, Inc. ..........................................    9.00        08/01/08         815,100
       895    Sonic Automotive Inc. - 144A* .............................   8.625        08/15/13         946,463
                                                                                                     ------------
                                                                                                        1,761,563
                                                                                                     ------------
              Specialty Telecommunications (0.8%)
     1,340    American Tower Corp. (Conv) ...............................    6.25        10/15/09       1,286,400
       135    American Tower Corp. ......................................   9.375        02/01/09         141,750
       190    Primus Telecommunications Group, Inc. (Series B) ..........   9.875        05/15/08         192,138
        85    Primus Telecommunications Group, Inc. .....................   12.75        10/15/09          90,525
     1,600    Qwest Corp. ...............................................   5.625        11/15/08       1,568,000
                                                                                                     ------------
                                                                                                        3,278,813
                                                                                                     ------------
              Steel (0.2%)
       885    United States Steel Corp. .................................    9.75        05/15/10         933,675
                                                                                                     ------------
              Telecommunication Equipment (0.3%)
     1,113    Satelites Mexicanos SA (a) (c) ............................  10.125        11/01/04         556,500
       635    SBA Communications Corp. ..................................   12.00        03/01/08         673,100
                                                                                                     ------------
                                                                                                        1,229,600
                                                                                                     ------------
              Telecommunications (0.4%)
   EUR 110    AT&T Corp. ................................................    6.50        11/21/06         135,872
 $     195    AT&T Corp. ................................................    8.50        11/15/31         221,122
       285    Cincinnati Bell Inc. - 144A* ..............................   8.375        01/15/14         285,000
       305    NTL Inc. ..................................................   19.00+       01/01/10         297,756
     4,725    Rhythms Netconnections, Inc. (a) (c) ......................   12.75        04/15/09               0
     1,200    Startec Global Communications Corp. (a) (c) ...............   12.00        05/15/08             120
       525    Verizon Global Funding Corp. ..............................    7.75        12/01/30         607,680
                                                                                                     ------------
                                                                                                        1,547,550
                                                                                                     ------------


                        See Notes to Financial Statements
                                       61

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



 PRINCIPAL
 AMOUNT IN                                                      COUPON     MATURITY
 THOUSANDS                                                       RATE        DATE          VALUE
-----------                                                  ------------ ---------- ---------------
             Tobacco (0.2%)
  $   805    Altria Group, Inc. ............................    7.00%      11/04/13   $    814,040
      105    Altria Group, Inc. ............................    7.75       01/15/27        107,892
                                                                                      ------------
                                                                                           921,932
                                                                                      ------------
             Trucks/Construction/Farm Machinery (0.3%)
      965    Manitowoc Inc. (The) ..........................   10.50       08/01/12      1,095,275
      230    NMHG Holding Co. ..............................   10.00       05/15/09        253,000
                                                                                      ------------
                                                                                         1,348,275
                                                                                      ------------
             Wholesale Distributors (0.5%)
      905    Burhmann US, Inc. .............................   12.25       11/01/09      1,000,025
      905    Fisher Scientific International Inc. ..........   8.125       05/01/12        972,875
                                                                                      ------------
                                                                                         1,972,900
                                                                                      ------------
             Wireless Telecommunications (0.9%)
      205    AT&T Wireless-Services Inc. ...................    8.75       03/01/31        246,522
   21,800    CellNet Data Systems, Inc. (a) (c) ............   14.00       10/01/07              0
      675    Metropcs Inc. - 144A* .........................   10.75       10/01/11        668,250
    1,185    Nextel Communications Inc. ....................   7.375       08/01/15      1,232,400
      730    Nextel Communications Inc. ....................   9.375       11/15/09        795,700
      650    Nextel Partners Inc. (Class A) ................   11.00       03/15/10        719,875
      350    SBA Communications Corp. ......................   10.25       02/01/09        313,250
                                                                                      ------------
                                                                                         3,975,997
                                                                                      ------------
             Total Corporate Bonds (Cost $170,687,160)............................     139,947,998
                                                                                      ------------
             Mortgage-Backed Securities (39.4%)
             Federal Home Loan Mortgage Corp. (15.1%)
    4,500     ..............................................    5.00           **         4,428,279
   10,600     ..............................................    6.00           **        10,878,250
   38,000     ..............................................    6.50           **        39,520,000
      108                                                       7.00      04/01/04-
              ..............................................              06/01/04         111,712
    2,050     ..............................................    7.50           **         2,189,015
    5,674                                                       7.50      04/01/28-
              ..............................................              05/01/33       6,059,329
      114                                                       8.00      10/01/24-
              ..............................................              06/01/25         122,562
                                                                                      ------------
                                                                                        63,309,147
                                                                                      ------------


                        See Notes to Financial Statements
                                       62

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



 PRINCIPAL
 AMOUNT IN                                                 COUPON     MATURITY
 THOUSANDS                                                  RATE        DATE          VALUE
-----------                                             ------------ ---------- ---------------
             Federal National Mortgage Assoc. (20.9%)
  $ 6,200     .........................................   4.50%          **      $  6,192,250
    9,800     .........................................   5.00           **         9,953,125
   20,100     .........................................   5.50           **        20,412,149
   15,650     .........................................   6.00           **        16,139,604
        5     .........................................   6.00       04/01/13           4,801
    2,842     .........................................   6.50       05/01/31       2,953,203
    9,050     .........................................   7.00           **         9,527,949
   10,373                                                 7.00       09/01/08-
              .........................................              12/01/32      10,923,535
    2,642                                                 7.50       02/01/22-
              .........................................              02/01/32       2,815,557
    6,528                                                 8.00       06/01/22-
              .........................................              08/01/31       7,022,335
    1,276                                                 8.50       05/01/20-
              .........................................              05/01/25       1,371,732
                                                                                 ------------
                                                                                   87,316,240
                                                                                 ------------
             Government National Mortgage Assoc. (3.4%)
    2,275     .........................................   5.50           **         2,296,328
    3,350     .........................................   6.00           **         3,458,875
    3,325     .........................................   6.50           **         3,480,859
    3,071                                                 7.50       05/15/17-
              .........................................              11/15/26       3,277,766
    1,417                                                 8.00       01/15/22-
              .........................................              05/15/30       1,529,547
      272                                                 8.50       08/15/22-
              .........................................              12/15/24         294,205
                                                                                 ------------
                                                                                   14,337,580
                                                                                 ------------
             Total Mortgage-Backed Securities (Cost $163,718,753)............     164,962,967
                                                                                 ------------
             U.S. Government Obligations (13.5%)
             U.S. Treasury Bonds (10.4%)
    3,900     .........................................   8.125      08/15/19       5,233,617
    5,505                                                 8.75       05/15/20-
              .........................................              08/15/20       7,811,947
   30,500     .........................................  11.875      11/15/03      30,604,859
                                                                                 ------------
                                                                                   43,650,423
                                                                                 ------------


                        See Notes to Financial Statements
                                       63

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



 PRINCIPAL
 AMOUNT IN                                             COUPON     MATURITY
 THOUSANDS                                              RATE        DATE          VALUE
-----------                                         ------------ ---------- ---------------
             U. S. Treasury Notes (3.1%)
  $ 2,900     .....................................     3.50%    11/15/06    $  2,993,116
    1,500     .....................................     5.00     08/15/11       1,600,605
    2,570     .....................................     6.50     02/15/10       2,981,300
    5,000     .....................................     6.75     05/15/05       5,391,405
                                                                             ------------
                                                                               12,966,426
                                                                             ------------
             Total U.S. Government Obligations (Cost $56,369,477)........      56,616,849
                                                                             ------------
             Total United States (Cost $390,775,390).....................     361,527,814
                                                                             ------------
             Total Government & Corporate Bonds (Cost $491,577,527)......     467,266,931
                                                                             ------------


  NUMBER OF
   SHARES
------------
              Common Stocks (e) (0.9%)
              Aerospace & Defense (0.0%)
    13,038    Orbital Sciences Corp. (d) .........................                119,819
                                                                             ------------
              Apparel/Footwear Retail (0.0%)
 1,310,596    County Seat Stores Corp. (d) .......................                      0
                                                                             ------------
              Broadcast (0.3%)
    90,000    Tri-State Outdoor ..................................              1,086,750
                                                                             ------------
              Casino/Gaming (0.0%)
    10,773    Fitzgerald Gaming Corp. *** ........................                      0
                                                                             ------------
              Consumer/Business Services (0.2%)
    28,780    Anacomp, Inc. (Class A) (d) ........................                636,038
                                                                             ------------
              Food: Specialty/Candy (0.0%)
     2,423    SFAC New Holdings Inc. (d) .........................                      0
       445    SFAC New Holdings Inc. (d) .........................                      0
   198,750    Specialty Foods Acquisition Corp. - 144A* ..........                      0
                                                                             ------------
                                                                                        0
                                                                             ------------
              Medical Specialties (0.0%)
     9,395    MEDIQ, Inc. (d) ....................................                 51,013
                                                                             ------------
              Medical/Nursing Services (0.0%)
   512,862    Raintree Healthcare Corp. (d) ......................                      0
                                                                             ------------



                        See Notes to Financial Statements
                                       64

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



 NUMBER OF
  SHARES                                                                     VALUE
----------                                                              --------------
            Restaurants (0.0%)
   37,308   American Restaurant Group Holdings, Inc. (d) ..............  $          0
    6,000   American Restaurant Group Holdings, Inc. - 144A* ..........             0
   95,844   Catalina Restaurant Group, Inc. (d) .......................       191,688
                                                                         ------------
                                                                              191,688
                                                                         ------------
            Specialty Telecommunications (0.0%)
   12,688   Birch Telecom Inc. (d) ....................................             0
  133,935   PFB Telecom NV (Series B) (d) .............................             0
    4,359   Viatel Holdings Bermuda Ltd. (d) ..........................        18,526
    1,960   XO Communications, Inc. (d) ...............................        10,486
                                                                         ------------
                                                                               29,012
                                                                         ------------
            Textiles (0.0%)
  298,462   U.S. Leather, Inc. (d) ....................................             0
                                                                         ------------
            Wireless Telecommunications (0.4%)
   51,458   Arch Wireless, Inc. (Class A) (d) .........................       810,464
   11,697   NII Holdings, Inc. (Class B) ..............................       901,722
   43,277   Vast Solutions, Inc. (Class B1) (d) .......................             0
   43,277   Vast Solutions, Inc. (Class B2) (d) .......................             0
   43,277   Vast Solutions, Inc. (Class B3) (d) .......................             0
                                                                         ------------
                                                                            1,712,186
                                                                         ------------
            Total Common Stocks
            (Cost $69,133,103).........................................     3,826,506
                                                                         ------------
            Convertible Preferred Stocks (0.1%)
            Cellular Telephone (0.1%)
    1,175   Dobson Communications Corp. $0.06..........................       247,044
                                                                         ------------
            Oil & Gas Production (0.0%)
      989   XCL Ltd - 144* (e) ........................................             0
    5,000   XCL Ltd. (Units)[+/+] - 144A* (e) .........................             0
                                                                         ------------
                                                                                    0
                                                                         ------------
            Specialty Telecommunications (0.0%)
    7,216   McLeodUSA, Inc. (Series A) $0.44...........................        43,584
                                                                         ------------
            Total Convertible Preferred Stocks
            (Cost $1,250,809)..........................................       290,628
                                                                         ------------
            Non-Convertible Preferred Stocks (0.7%)
            Broadcasting (0.2%)
      101   Paxson Communications Corp. ...............................       953,630
                                                                         ------------


                        See Notes to Financial Statements
                                       65

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



 NUMBER OF
  SHARES                                                                                     VALUE
----------                                                                               ------------
            Cable/Satellite TV (0.0%)
  37,767    Knology Holdings, Inc. - 144A* (d) (e) ...........................           $        378
                                                                                         ------------
            Cellular Telephone (0.2%)
     790    Dobson Communications Corp. ......................................                845,300
                                                                                         ------------
            Electric Utilities (0.3%)
   1,030    TNP Enterprises, Inc. (Series D)+ ................................              1,014,550
                                                                                         ------------
            Restaurants (0.0%)
     163    Catalina Restaurant Group, Inc. (Units)[+/+] .....................                146,928
                                                                                         ------------
            Total Non-Convertible Preferred Stocks (Cost $2,839,940)..........              2,960,786
                                                                                         ------------


 NUMBER OF                                                                 EXPIRATION
   RIGHTS                                                                     DATE
-----------                                                               -----------
              Rights (e) (0.0%)
              Specialty Telecommunications (0.0%)
  22,076      XO Communications Inc. (Cost $0)..........                   11/14/03             7,727
                                                                                         ------------


 NUMBER OF
 WARRANTS
----------
             Warrants (e) (0.0%)
             Broadcasting (0.0%)
   4,000     UIH Australia/Pacific Inc. ................................   05/15/06                0
                                                                                        ------------
             Casino/Gaming (0.0%)
  68,000     Aladdin Gaming Enterprices, Inc. - 144A* ..................   03/01/10                0
   3,250     Resort At Summerlin LP - 144A* ............................   12/15/07                0
                                                                                        ------------
                                                                                                   0
                                                                                        ------------
             Electric Utilities (0.0%)
     965     TNP Enterprises, Inc. - 144A* .............................   04/01/11               10
                                                                                        ------------
             Restaurants (0.0%)
   3,186     American Restaurant Group Holdings, Inc. (d) ..............   12/15/03                0
   1,500     American Restaurant Group Holdings, Inc. - 144A* ..........   08/15/08                0
  40,750     Catalina Restaurant Group, Inc. (d) .......................   07/10/12                0
                                                                                        ------------
                                                                                                   0
                                                                                        ------------
             Specialty Telecommunications (0.0%)
  15,989     McLeodUSA, Inc. ...........................................   04/16/07            6,555
  37,332     Versatel Telecom International NV (Netherlands) ...........   10/08/04            8,207
   3,920     XO Communications Inc. (Class A) ..........................   01/16/10                0



                        See Notes to Financial Statements
                                       66

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued



 NUMBER OF                                                                               EXPIRATION
  WARRANTS                                                                                  DATE           VALUE
-----------                                                                             -----------    --------------
   2,940     XO Communications Inc. (Class B) .................                          01/16/10      $           0
   2,940     XO Communications Inc. (Class C) .................                          01/16/10                  0
                                                                                                       -------------
                                                                                                              14,762
                                                                                                       -------------
             Telecommunications (0.0%)
   1,200     Startec Global Communications Corp. - 144A* ......                          05/15/08                  0
                                                                                                       -------------
             Total Warrants
             (Cost $61,672)......................................................................             14,772
                                                                                                       -------------


 PRINCIPAL
 AMOUNT IN                                                                COUPON        MATURITY
 THOUSANDS                                                                 RATE           DATE
-----------                                                            -----------   -------------
              Short-Term Investments (9.4%)
              U.S. Government Obligations (f) (0.2%)
  $   150     U.S. Treasury Bill (b) ...............................   1.002%           01/15/04            149,695
      900     U.S. Treasury Bill (b) ...............................   1.00             03/25/04            896,425
                                                                                                            -------
              Total U.S. Government Obligations (Cost $1,046,062)...............................          1,046,120
                                                                                                          ---------
              Repurchase Agreement (9.2%)
   38,311     Joint repurchase agreement account (dated 10/31/03;
              proceeds $38,314,400) (g) (Cost $38,311,000)..........   1.065            11/03/03         38,311,000
                                                                                                         ----------
              Total Short-Term Investments (Cost $39,357,062)...................................         39,357,120
                                                                                                         ----------
              Total Investments (Cost $604,220,113) (h)(i)......................          122.7%        513,724,470
              Liabilities in Excess of Other Assets ............................          (22.7)        (95,130,854)
                                                                                          ------        -----------
              Net Assets .......................................................          100.0%      $ 418,593,616
                                                                                          ======      =============

------------

*     Resale is restricted to qualified institutional investors.
** Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
***   Resale is restricted; acquired (12/22/98) at a cost basis of $48,586.
[+/+] Consists of one or more class of securities traded together as a unit;
      bonds or preferred stock with attached warrants.
+     Payment-in-kind security.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future date.
(a)   Issuer in bankruptcy.
(b) All of these securities have been physically segregated in connection with open futures contracts.
(c)   Non-income producing security; bond in default.
(d)   Acquired through exchange offer.
(e)   Non-income producing securities.
(f) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(g)   Collateralized by federal agency and U.S. Treasury obligations.
(h) Securities have been designated as collateral in an amount equal to $200,616,888 in connection with securities purchased on a forward commitment basis, forward foreign currency contracts and open futures contracts.
(i) The aggregate cost for federal income tax purposes is $608,377,949. The aggregate gross unrealized appreciation is $3,618,646 and the aggregate gross unrealized depreciation is $98,272,125, resulting in net unrealized depreciation of $94,653,479.


                        See Notes to Financial Statements
                                       67

Morgan Stanley Flexible Income Trust
PORTFOLIO OF INVESTMENTS [ ] OCTOBER 31, 2003 continued


Futures Contracts Open at October 31, 2003:


                                        DESCRIPTION,                UNDERLYING         UNREALIZED
 NUMBER OF                            DELIVERY MONTH,               FACE AMOUNT       APPRECIATION
 CONTRACTS     LONG/SHORT                 AND YEAR                   AT VALUE        (DEPRECIATION)
-----------   ------------   ---------------------------------   ----------------   ---------------
    35           Long        US Treasury Note 5 Year, 12/03       $   3,913,438       $   40,154
    13           Long        US Treasury Note 2 Year, 12/03           2,788,094           23,449
    36           Long        US Treasury Note 10 Year, 12/03          4,042,688          (11,610)
    15           Long        US Treasury Bond 30 Year, 12/03          1,630,781           47,734
   432           Short       US Treasury Note 5 Year, 12/03         (48,303,000)        (489,379)
   149           Short       US Treasury Note 10 Year, 12/03        (16,732,235)        (246,662)
    45           Short       US Treasury Bond 30 Year, 12/03         (4,892,344)        (101,109)
     7           Short       Euro Bond 12/03                           (913,241)           6,866
                                                                                      ----------
              Net unrealized depreciation .....................................       $ (730,557)
                                                                                      ==========

Forward Foreign Currency Contracts Open at October 31, 2003:


                              IN                        UNREALIZED
     CONTRACTS TO          EXCHANGE      DELIVERY      APPRECIATION
       DELIVER               FOR           DATE       (DEPRECIATION)
---------------------   -------------   ----------   ---------------
CAD   1,720,000          $1,223,363     11/21/03        $ (78,356)

CHF   2,410,000          $1,816,127     01/22/04           16,961

DKK   7,800,000          $1,176,932     12/18/03          (35,223)

EUR   2,572,505          $3,027,065     01/26/04           57,880

GBP     415,000          $  690,602     01/22/04           (7,567)

JPY  55,000,000          $  472,509     11/10/03          (27,598)

SEK   7,000,000          $  898,726     12/19/03            9,445
                                                        ---------

Net unrealized depreciation ....................        $ (64,458)
                                                        =========


Currency Abbreviations:
-----------------------
AUD   Australian Dollar.
GBP   British Pound.
CAD   Canadian Dollar.
DKK   Danish Krone.
EUR   Euro.
JPY   Japanese Yen.
SEK   Swedish Krona.
CHF   Swiss Franc.





                        See Notes to Financial Statements
                                       68

Morgan Stanley Flexible Income Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2003



Assets:
Investments in securities, at value
 (cost $604,220,113)...............................................................    $  513,724,470
Cash (including $250,000 segregated in connection with open futures contracts).....        29,763,591
Receivable for:
  Interest ........................................................................         7,605,114
  Investments sold ................................................................         5,527,620
  Shares of beneficial interest sold ..............................................           325,401
Prepaid expenses and other assets .................................................            76,627
                                                                                       --------------
  Total Assets ....................................................................       557,022,823
                                                                                       --------------
Liabilities:
Unrealized depreciation on open forward foreign currency contracts ................            64,458
Payable for:
  Investments purchased ...........................................................       137,179,425
  Shares of beneficial interest redeemed ..........................................           373,252
  Distribution fee ................................................................           271,492
  Investment management fee .......................................................           142,692
  Variation margin ................................................................           129,940
Accrued expenses and other payables ...............................................           267,949
                                                                                       --------------
  Total Liabilities ...............................................................       138,429,208
                                                                                       --------------
  Net Assets ......................................................................    $  418,593,615
                                                                                       ==============
Composition of Net Assets:
Paid-in-capital ...................................................................    $  740,275,310
Net unrealized depreciation .......................................................       (91,278,132)
Accumulated undistributed net investment income ...................................        10,243,778
Accumulated net realized loss .....................................................      (240,647,341)
                                                                                       --------------
  Net Assets ......................................................................    $  418,593,615
                                                                                       ==============
Class A Shares:
Net Assets ........................................................................    $   32,165,563
Shares Outstanding (unlimited authorized, $.01 par value)..........................         5,041,034
  Net Asset Value Per Share .......................................................    $         6.38
                                                                                       ==============
  Maximum Offering Price Per Share,
  (net asset value plus 4.44% of net asset value) .................................    $         6.66
                                                                                       ==============
Class B Shares:
Net Assets ........................................................................    $  349,391,537
Shares Outstanding (unlimited authorized, $.01 par value)..........................        54,695,974
  Net Asset Value Per Share .......................................................    $         6.39
                                                                                       ==============
Class C Shares:
Net Assets ........................................................................    $   16,293,141
Shares Outstanding (unlimited authorized, $.01 par value)..........................         2,554,118
  Net Asset Value Per Share .......................................................    $         6.38
                                                                                       ==============
Class D Shares:
Net Assets ........................................................................    $   20,743,374
Shares Outstanding (unlimited authorized, $.01 par value)..........................         3,240,826
  Net Asset Value Per Share .......................................................    $         6.40
                                                                                       ==============


                        See Notes to Financial Statements
                                       69

Morgan Stanley Flexible Income Trust
FINANCIAL STATEMENTS continued


Statement of Operations
For the year ended October 31, 2003


Net Investment Income:
Income
Interest .................................................................................    $  18,312,780
Dividends ................................................................................          932,038
                                                                                              -------------
  Total Income ...........................................................................       19,244,818
                                                                                              -------------
Expenses
Distribution fee (Class A shares) ........................................................           64,911
Distribution fee (Class B shares) ........................................................        3,014,170
Distribution fee (Class C shares) ........................................................          125,291
Investment management fee ................................................................        1,687,779
Transfer agent fees and expenses .........................................................          566,876
Custodian fees ...........................................................................          113,958
Professional fees ........................................................................          112,386
Shareholder reports and notices ..........................................................          105,138
Registration fees ........................................................................           65,808
Trustees' fees and expenses ..............................................................           22,900
Other ....................................................................................           49,595
                                                                                              -------------
  Total Expenses .........................................................................        5,928,812
                                                                                              -------------
  Net Investment Income ..................................................................       13,316,006
                                                                                              -------------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain/Loss on:
 Investments .............................................................................      (88,020,702)
 Futures contracts .......................................................................        1,796,039
 Foreign exchange transactions ...........................................................       12,239,843
                                                                                              -------------
  Net Realized Loss ......................................................................      (73,984,820)
                                                                                              -------------
Net Change in Unrealized Appreciation/Depreciation on:
 Investments .............................................................................      113,419,534
 Futures contracts .......................................................................       (1,299,074)
 Translation of forward foreign currency contracts and other assets and liabilities
  denominated in foreign currencies ......................................................         (118,951)
                                                                                              -------------
  Net Appreciation .......................................................................      112,001,509
                                                                                              -------------
  Net Gain ...............................................................................       38,016,689
                                                                                              -------------
Net Increase .............................................................................    $  51,332,695
                                                                                              =============


                        See Notes to Financial Statements
                                       70

Morgan Stanley Flexible Income Trust
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets


                                                                                    FOR THE YEAR       FOR THE YEAR
                                                                                        ENDED             ENDED
                                                                                  OCTOBER 31, 2003   OCTOBER 31, 2002
                                                                                 ------------------ -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income ..........................................................   $  13,316,006      $  29,191,935
Net realized loss ..............................................................     (73,984,820)       (59,549,052)
Net change in unrealized depreciation ..........................................     112,001,509         44,543,212
                                                                                   -------------      -------------
  Net Increase .................................................................      51,332,695         14,186,095
                                                                                   -------------      -------------
Dividends and Distributions to Shareholders from:
Net investment income
 Class A shares ................................................................      (1,893,625)        (1,855,292)
 Class B shares ................................................................     (18,244,273)       (23,343,929)
 Class C shares ................................................................        (774,230)          (717,790)
 Class D shares ................................................................      (1,171,244)          (508,260)
Paid-in-capital
 Class A shares ................................................................          -                 (48,923)
 Class B shares ................................................................          -                (615,563)
 Class C shares ................................................................          -                 (18,928)
 Class D shares ................................................................          -                 (13,402)
                                                                                  ---------------     -------------
  Total Dividends and Distributions ............................................     (22,083,372)       (27,122,087)
                                                                                 ---------------      -------------
Net decrease from transactions in shares of beneficial interest ................     (23,683,924)       (78,490,827)
                                                                                 ---------------      -------------
  Net Increase (Decrease) ......................................................       5,565,399        (91,426,819)

Net Assets:
Beginning of period ............................................................     413,028,216        504,455,035
                                                                                 ---------------      -------------
End of Period
(Including accumulated undistributed net investment income of $10,243,778 and
dividends in excess of net investment income of $443,190, respectively).........   $ 418,593,615      $ 413,028,216
                                                                                 ===============      =============




                        See Notes to Financial Statements
                                       71

Morgan Stanley Flexible Income Trust
NOTES TO FINANCIAL STATEMENTS [ ] OCTOBER 31, 2003




1.  ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Flexible Income Trust (the "Fund"), formerly Morgan Stanley Diversified Income Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's primary investment objective is to provide a high level of current income and, as a secondary objective, seeks to maximize total return, but only when consistent with its primary objective. The Fund was organized as a Massachusetts business trust on December 20, 1991 and commenced operations on April 9, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.


The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.


The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the last reported bid price; (6) futures are valued at the latest price published by the commodities exchange on which they trade; (7) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees; (8) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (9) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Flexible Income Trust
NOTES TO FINANCIAL STATEMENTS [ ] OCTOBER 31, 2003 continued



B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Foreign Currency Translation and Forward Foreign Currency Contracts -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and

Morgan Stanley Flexible Income Trust
NOTES TO FINANCIAL STATEMENTS [ ] OCTOBER 31, 2003 continued




losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 0.85% of the average daily net assets of Class C.


In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $17,849,617 at October 31, 2003.

Morgan Stanley Flexible Income Trust
Notes to Financial Statements [ ] October 31, 2003 continued



In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.19% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $47,012, $697,530 and $6,257, respectively and received $96,180 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2003 aggregated $1,352,218,614 and $1,285,813,375, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $1,048,278,823 and $923,155,876, respectively. Included in the aforementioned are purchases of $6,219,298 with other Morgan Stanley funds.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $29,400.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2003 included in Trustees' fees and expenses in the Statement of Operations amounted to $11,941. At October 31, 2003, the Fund had an accrued pension liability of $93,680 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley Flexible Income Trust
NOTES TO FINANCIAL STATEMENTS [ ] OCTOBER 31, 2003 continued




The tax character of distributions paid was as follows:

                                       FOR THE YEAR         FOR THE YEAR
                                           ENDED               ENDED
                                     OCTOBER 31, 2003     OCTOBER 31, 2002
                                    ------------------   -----------------
Ordinary income .................       $22,083,372         $26,296,887
Long-term capital gains .........                 -                   -
Paid-in capital .................                 -             825,200
                                        -----------         -----------
Total distributions .............       $22,083,372         $27,122,087
                                        ===========         ===========

As of October 31, 2003, the tax-basis components of accumulated losses were as follows:





Undistributed ordinary income .........   $  13,100,245
Undistributed long-term gains .........               -
                                          -------------
Net accumulated earnings ..............      13,100,245
Capital loss carryforward* ............    (239,667,979)
Temporary differences .................        (437,786)
Net unrealized depreciation ...........     (94,676,175)
                                          -------------
Total accumulated losses ..............   $(321,681,695)
                                          =============

* As of October 31, 2003, the Fund had a net capital loss carryforward of $239,667,979 of which $2,953,217 will expire on October 31, 2004, $7,130,711 will expire on October 31, 2005, $7,532,322 will expire on October 31, 2006, $10,929,321 will expire on October 31, 2007, $18,698,270 will expire on October 31, 2008, $39,097,864 will expire on October 31, 2009, $58,593,426 will expire on October 31, 2010 and $94,732,848 will expire on October 31, 2011 to offset future capital gains to the extent provided by regulations.


As of October 31, 2003, the Fund had temporary book/tax differences primarily attributable to book amortization of premiums on debt securities, mark-to-market of open futures and forward foreign currency exchange contracts, interest on bonds in default and capital loss deferrals on straddles and permanent book/tax differences primarily attributable to tax adjustments on debt securities sold by the Fund, foreign currency gains and an expired capital loss carryforward. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $4,022,430, accumulated net realized loss was charged $15,431,904 and accumulated undistributed net investment income was credited $19,454,334.

Morgan Stanley Flexible Income Trust
NOTES TO FINANCIAL STATEMENTS [ ] OCTOBER 31, 2003 continued



6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                   FOR THE YEAR                          FOR THE YEAR
                                                                       ENDED                                ENDED
                                                                 OCTOBER 31, 2003                      OCTOBER 31, 2002
                                                        -----------------------------------   ----------------------------------
                                                             SHARES             AMOUNT             SHARES            AMOUNT
                                                        ----------------   ----------------   ---------------   ----------------
CLASS A SHARES
Sold ................................................       11,763,766      $   73,458,374        6,743,411      $   39,924,775
Reinvestment of dividends and distributions .........          122,145             758,699          135,295             793,669
Redeemed ............................................      (11,837,121)        (74,077,578)      (6,769,778)        (40,024,679)
                                                           -----------      --------------       ----------      --------------
Net increase - Class A ..............................           48,790             139,495          108,928             693,765
                                                           -----------      --------------       ----------      --------------
CLASS B SHARES
Sold ................................................       11,288,953          70,368,240        7,904,269          47,035,881
Reinvestment of dividends and distributions .........        1,239,387           7,701,707        1,649,222           9,685,697
Redeemed ............................................      (17,491,492)       (108,722,767)     (24,449,603)       (144,513,621)
                                                           -----------      --------------      -----------      --------------
Net decrease - Class B ..............................       (4,963,152)        (30,652,820)     (14,896,112)        (87,792,043)
                                                           -----------      --------------      -----------      --------------
CLASS C SHARES
Sold ................................................        1,816,091          11,349,040        2,398,597          14,226,173
Reinvestment of dividends and distributions .........           69,313             431,075           66,934             392,893
Redeemed ............................................       (1,436,591)         (8,965,206)      (2,452,842)        (14,520,213)
                                                           -----------      --------------      -----------      --------------
Net increase - Class C ..............................          448,813           2,814,909           12,689              98,853
                                                           -----------      --------------      -----------      --------------
CLASS D SHARES
Sold ................................................        2,740,065          16,917,655        3,031,912          18,040,251
Reinvestment of dividends and distributions .........          130,603             814,806           55,298             325,744
Redeemed ............................................       (2,223,257)        (13,717,969)      (1,647,051)         (9,857,397)
                                                           -----------      --------------      -----------      --------------
Net increase - Class D ..............................          647,411           4,014,492        1,440,159           8,508,598
                                                           -----------      --------------      -----------      --------------
Net decrease in Fund ................................       (3,818,138)     $  (23,683,924)     (13,334,336)     $  (78,490,827)
                                                           ===========      ==============      ===========      ==============

7. PURPOSE OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

Morgan Stanley Flexible Income Trust
NOTES TO FINANCIAL STATEMENTS [ ] OCTOBER 31, 2003 continued




To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into interest rate futures contracts ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities or in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 2003, there were outstanding forward and futures contracts.

Morgan Stanley Flexible Income Trust
FINANCIAL HIGHLIGHTS




Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                        FOR THE YEAR ENDED OCTOBER 31,
                                                     --------------------------------------------------------------------
                                                         2003        2002           2001            2000         1999
                                                     ----------- ----------- ------------------ ------------ ------------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ...............   $ 5.95      $ 6.10       $   6.97         $  8.16      $  9.01
                                                       ------      ------       ---------         -------      -------
Income (loss) from investment operations:
 Net investment income++ ...........................     0.23        0.42           0.56            0.72         0.74
 Net realized and unrealized gain (loss) ...........     0.56       (0.18)         (0.88)          (1.23)       (0.87)
                                                       ------      -------      ---------         -------      -------
Total income (loss) from investment operations .....     0.79        0.24          (0.32)          (0.51)       (0.13)
                                                       ------      -------      ---------         -------      -------
Less dividends and distributions from:
 Net investment income .............................    (0.36)      (0.38)         (0.32)          (0.62)       (0.63)
 Paid-in-capital ...................................     0.00       (0.01)         (0.23)          (0.06)       (0.09)
                                                       -------     -------      ---------         -------      -------
Total dividends and distributions ..................    (0.36)      (0.39)         (0.55)          (0.68)       (0.72)
                                                       -------     -------      ---------         -------      -------
Net asset value, end of period .....................   $ 6.38      $ 5.95       $   6.10         $  6.97      $  8.16
                                                       =======     =======      =========         =======      =======
Total Return+ ......................................    13.65%       4.25%         (4.62)%         (6.66)%      (1.61)%

Ratios to Average Net Assets(1):
Expenses ...........................................     0.84%       0.81%          0.76%(2)        0.73%        0.72%
Net investment income ..............................     3.71%       7.13%          8.78%(2)        9.28%        8.56%

Supplemental Data:
Net assets, end of period, in thousands ............  $32,166     $29,701      $  29,769         $13,318      $21,828
Portfolio turnover rate ............................      309%         82%           110%             40%          71%

------------

++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.
(2) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 0.78% and 8.76%, respectively.


                        See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
FINANCIAL HIGHLIGHTS continued



                                                                             FOR THE YEAR ENDED OCTOBER 31,
                                                         -----------------------------------------------------------------------
                                                             2003         2002            2001             2000         1999
                                                         ------------ ------------ ------------------ ------------- ------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ...................   $  5.96      $  6.10       $    6.98          $  8.16      $  9.01
                                                           -------      -------       ---------          -------      -------
Income (loss) from investment operations:
 Net investment income++ ...............................      0.19         0.38            0.53             0.67         0.68
 Net realized and unrealized gain (loss) ...............      0.56        (0.17)          (0.90)           (1.22)       (0.87)
                                                           -------      --------      ---------          -------      -------
Total income (loss) from investment operations .........      0.75         0.21           (0.37)           (0.55)       (0.19)
                                                           -------      --------      ---------          -------      -------
Less dividends and distributions from:
 Net investment income .................................     (0.32)       (0.34)          (0.30)           (0.58)       (0.58)
 Paid-in-capital .......................................      0.00        (0.01)          (0.21)           (0.05)       (0.08)
                                                           --------     --------      ---------          -------      -------
Total dividends and distributions ......................     (0.32)       (0.35)          (0.51)           (0.63)       (0.66)
                                                           --------     --------      ---------          -------      -------
Net asset value, end of period .........................   $  6.39      $  5.96       $    6.10          $  6.98      $  8.16
                                                           ========     ========      =========          =======      =======
Total Return+ ..........................................     12.89%        3.73%          (5.37)%          (7.24)%      (2.14)%

Ratios to Average Net Assets(1) :
Expenses ...............................................      1.50%        1.47%           1.41%(2)         1.38%        1.38%
Net investment income ..................................      3.06%        6.47%           8.13%(2)         8.63%        7.90%

Supplemental Data:
Net assets, end of period, in thousands ................  $349,392     $355,329       $ 454,883          $565,493    $859,553
Portfolio turnover rate ................................       309%          82%            110%              40%          71%


------------
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.
(2) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 1.43% and 8.11%, respectively.

                        See Notes to Financial Statements
                                       80

Morgan Stanley Flexible Income Trust
FINANCIAL HIGHLIGHTS continued



                                                                        FOR THE YEAR ENDED OCTOBER 31,
                                                     --------------------------------------------------------------------
                                                         2003        2002           2001            2000         1999
                                                     ----------- ----------- ------------------ ------------ ------------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ...............    $5.95        $6.09           $6.97          $8.15      $  9.00
                                                       ------      ------       ---------         -------      -------
Income (loss) from investment operations:
 Net investment income++ ...........................     0.19         0.38            0.53           0.67         0.68
 Net realized and unrealized gain (loss) ...........     0.56        (0.17)          (0.90)         (1.22)       (0.87)
                                                       ------      -------      ---------         -------      -------
Total income (loss) from investment operations .....     0.75         0.21           (0.37)         (0.55)       (0.19)
                                                       ------      -------      ---------         -------      -------
Less dividends and distributions from:
 Net investment income .............................    (0.32)       (0.34)          (0.30)         (0.58)       (0.58)
 Paid-in-capital ...................................     0.00        (0.01)          (0.21)         (0.05)       (0.08)
                                                       -------     -------      ---------         -------      -------
Total dividends and distributions ..................     (0.32)      (0.35)          (0.51)         (0.63)       (0.66)
                                                       -------     -------      ---------         -------      -------
Net asset value, end of period .....................     $6.38       $5.95           $6.09          $6.97        $8.15
                                                       ========    ========     =========         =======      =======
Total Return+ ......................................     12.92%       3.74%          (5.38)%        (7.12)%      (2.25)%

Ratios to Average Net Assets(1):
Expenses ...........................................      1.50%       1.47%           1.35%(2)       1.38%        1.38%
Net investment income ..............................      3.06%       6.47%           8.19%(2)       8.63%        7.90%

Supplemental Data:
Net assets, end of period, in thousands ............   $16,293     $12,524         $12,754        $14,313      $19,450
Portfolio turnover rate ............................       309%         82%            110%            40%          71%

------------
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.
(2) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 1.37% and 8.17%, respectively.


                        See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
FINANCIAL HIGHLIGHTS continued



                                                                            FOR THE YEAR ENDED OCTOBER 31,
                                                         --------------------------------------------------------------------
                                                             2003        2002           2001            2000         1999
                                                         ----------- ----------- ------------------ ------------ ------------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ...................    $5.97       $6.11         $6.99            $8.15        $9.00
                                                           ------      ------       ---------         -------      -------
Income (loss) from investment operations:
 Net investment income++ ...............................     0.24        0.41          0.56             0.72         0.76
 Net realized and unrealized gain (loss) ...............     0.56       (0.15)        (0.87)           (1.19)       (0.88)
                                                           ------      -------      ---------         -------      -------
Total income (loss) from investment operations .........     0.80        0.26         (0.31)           (0.47)       (0.12)
                                                           ------      -------      ---------         -------      -------
Less dividends and distributions from:
 Net investment income .................................    (0.37)      (0.39)        (0.33)           (0.63)       (0.64)
 Paid-in-capital .......................................     0.00       (0.01)        (0.24)           (0.06)       (0.09)
                                                           -------     -------      ---------         -------      -------
Total dividends and distributions ......................    (0.37)      (0.40)        (0.57)           (0.69)       (0.73)
                                                           -------     -------      ---------         -------      -------
Net asset value, end of period .........................    $6.40       $5.97         $6.11            $6.99        $8.15
                                                           ========    =======      =========         =======      =======
Total Return+ ..........................................    13.82%       4.61%        (4.56)%          (6.20)%      (1.42)%

Ratios to Average Net Assets(1):
Expenses ...............................................     0.65%       0.62%         0.56%(2)         0.53%        0.53%
Net investment income ..................................     3.91%       7.32%         8.98%(2)         9.48%        8.75%

Supplemental Data:
Net assets, end of period, in thousands ................  $20,743     $15,474        $7,049           $1,493       $1,046
Portfolio turnover rate ................................      309%         82%          110%              40%          71%

------------
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.
(2) If the Fund had borne all expenses that were waived by the Investment Manager, the expense and net investment income ratios would have been 0.58% and 8.96%, respectively.



                        See Notes to Financial Statements

Morgan Stanley Flexible Income Trust
INDEPENDENT AUDITORS' REPORT



To the Shareholders and Board of Trustees of Morgan Stanley Flexible Income Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Flexible Income Trust (the "Fund"), formerly Morgan Stanley Diversified Income Trust, including the portfolio of investments, as of October 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Flexible Income Trust as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
December 19, 2003


                       2003 Federal Tax Notice (unaudited)

      Of the Fund's ordinary income dividends paid during the fiscal year ended October 31, 2003, 17.80% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

XIII. MORGAN STANLEY INVESTMENT MANAGEMENT
      PROXY VOTING POLICY AND PROCEDURES
--------------------------------------------------------------------------------

I. POLICY STATEMENT

     INTRODUCTION. Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES. To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.


II. GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.


III. GUIDELINES

A. MANAGEMENT PROPOSALS

   1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       o    Selection or ratification of auditors.

       o    Approval of financial statements, director and auditor reports.

       o    Election of Directors.

       o Limiting Directors' liability and broadening indemnification of Directors.

       o Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

       o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       o Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

       o    General updating/corrective amendments to the charter.

       o    Elimination of cumulative voting.

       o    Elimination of preemptive rights.

       o Provisions for confidential voting and independent tabulation of voting results.

       o Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.


       Capitalization changes

       o Capitalization changes that eliminate other classes of stock and voting rights.

       o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

       o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

       o    Proposals for share repurchase plans.

       o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

       o    Proposals to effect stock splits.

       o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.


       Compensation

       o Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

       o Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

       o Establishment of Employee Stock Option Plans and other employee ownership plans.

       Anti-Takeover Matters

       o Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

       o    Adoption of anti-greenmail provisions provided that the proposal:
            (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

   3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

       o Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

       o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

       o    Creation of "blank check" preferred stock.

       o    Changes in capitalization by 100% or more.

       o Compensation proposals that allow for discounted stock options which have not been offered to employees in general.

       o Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

       o    Proposals to indemnify auditors.

   4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

       Corporate Transactions

       o Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

       o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

       o Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

       o Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

            (i)   Whether the stock option plan is incentive based;

            (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

            (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

       Anti-Takeover Provisions

       o    Proposals requiring shareholder ratification of poison pills.

       o Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS


   1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

       o    Requiring auditors to attend the annual meeting of shareholders.

       o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       o Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

       o    Confidential voting.

       o    Reduction or elimination of supermajority vote requirements.

   2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

       o    Proposals that limit tenure of directors.

       o    Proposals to limit golden parachutes.

       o Proposals requiring directors to own large amounts of stock to be eligible for election.

       o    Restoring cumulative voting in the election of directors.

       o Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

       o    Proposals that limit retirement benefits or executive compensation.

       o    Requiring shareholder approval for bylaw or charter amendments.

       o Requiring shareholder approval for shareholder rights plan or poison pill.

       o    Requiring shareholder approval of golden parachutes.

       o    Elimination of certain anti-takeover related provisions.

       o    Prohibit payment of greenmail.

   3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

       o Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

       o Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

       o Proposals that require inappropriate endorsements or corporate actions.


IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. PROXY REVIEW COMMITTEE

   1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

       (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

       (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

       (c)  The Committee will meet at least monthly to (among other matters):
            (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

       (d)  The Committee will meet on an ad hoc basis to (among other matters):
            (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.


       (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.


       (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.


       (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

                      MORGAN STANLEY FLEXIBLE INCOME TRUST

                           PART C OTHER INFORMATION

Item 23.  Exhibits
--------  --------

a(1). Declaration of Trust of the Registrant, dated December 18, 1991, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 25, 1996.

a(2). Instrument Establishing and Designating Additional Classes, dated July 28, 1997, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on July 14, 1997.

a(3). Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on December 28, 1998.

a(4). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on December 28, 2001.

b. Amended and Restated By-Laws of the Registrant, dated April 24, 2003, is filed herein.

c.        Not Applicable.

d. Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated April 30, 1998, is incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on December 28, 1998.

e(1). Amended Distribution Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 6(a) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on December 28, 1998.

e(2). Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on December 30, 1993.

e(3). Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National Financial Services Corporation, dated October 17, 1998, is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on December 28, 1998.

f. Second Amended and Restated Retirement Plan for Non-Interested Directors or Trustees, dated May 8, 1997, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on January 31, 2000.

g(1). Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 25, 1996.

g(2). Amendment to the Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on December 24, 1996.

g(3). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, is incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on December 28, 2001.

g(4). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to
          Exhibit 7(d) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on December 28, 2001.

h(1). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on October 27, 2000.

h(2). Amended Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., dated June 22, 1998, is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on August 31, 1999.

i. Opinion of Sheldon Curtis, Esq., dated February 27, 1992, is incorporated by reference to Exhibit 10 of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on February 28, 1992, and Exhibit 9 of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on January 31, 2000.

j.        Consent of Independent Auditors, filed herein.

k.        Not Applicable.

l.        Not Applicable.

m. Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 28, 1997, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on July 14, 1997.

n. Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated March 12, 2001, is incorporated by reference to Exhibit 14 of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on December 28, 2001.

o.        Not Applicable.

p(1). Code of Ethics of Morgan Stanley Investment Management is incorporated by reference to Exhibit p(1) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on
          December 27, 2002.

p(2). Code of Ethics of the Morgan Stanley Funds is incorporated by reference to Exhibit p(2) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on December 27, 2002.

Other     Powers of Attorney of Trustees, dated October 22, 2003, filed herein.

ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

             None

ITEM 25.     INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

             Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

             The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

             The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

      NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS                  INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------                ---------------------------------------------------------------
Mitchell M. Merin                                 President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer                Investment Management; Chairman and Director of Morgan Stanley
and Director                                      Distributors; Chairman and Director of Morgan Stanley Trust;
                                                  President, Chief Executive Officer and Director of Morgan
                                                  Stanley Services; President of the Morgan Stanley Retail Funds
                                                  and the Institutional Funds; Director of Morgan Stanley
                                                  Investment Management Inc.; Director of various Morgan Stanley subsidiaries; Trustee, President and Chief Executive Officer of
                                                  the Van Kampen Open-End Funds; President and Chief Executive
                                                  Officer of the Van Kampen Closed-End Funds.

Barry Fink                                        Managing Director and General Counsel of Morgan Stanley
Managing Director and                             Investment Management; Managing Director and Director of Morgan
Director                                          Stanley Services; Managing Director, Secretary, and Director of
                                                  Morgan Stanley Distributors; Vice President and General Counsel
                                                  of the Morgan Stanley Funds.

A. Thomas Smith III                               Vice President and Assistant Secretary of the Morgan Stanley
Managing Director and                             Funds.
General Counsel

Joseph J. McAlinden                               Chief Investment Officer and Managing Director of Morgan Stanley
Managing Director and                             Investment Management Inc.; Director of Morgan Stanley Trust.
Chief Investment Officer

Thomas L. Bennett                                 Managing Director and Director of Morgan Stanley Investment
Managing Director                                 Management Inc.; Director of Morgan Stanley Distribution, Inc.

Ronald E. Robison                                 Managing Director, Chief Administrative Officer and Director of
Managing Director,                                Morgan Stanley Services; Chief Executive Officer and Director
Chief Administrative Officer and                  of Morgan Stanley Trust; Managing Director of the Distributor;
Director                                          Executive Vice President and Principal Executive Officer of the
                                                  Morgan Stanley Funds.

Dominic P. Caldecott                              Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                                 and Morgan Stanley Investment Management Limited.; Vice President
                                                  and Investment Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                                   Managing Director and Chief Administrative Officer-Investments
Managing Director and                             of Morgan Stanley Investment Management Inc.
Chief Administrative Officer-
Investments

John B. Kemp, III                                 President and Chief Executive Officer of Morgan Stanley
Executive Director                                Distributors.

Francis J. Smith                                  Executive Director of Morgan Stanley Services; Vice President
Executive Director                                and Chief Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust
(2)  Active Assets Government Securities Trust
(3)  Active Assets Institutional Government Securities Trust
(4)  Active Assets Institutional Money Trust
(5)  Active Assets Money Trust
(6)  Active Assets Tax-Free Trust
(7)  Morgan Stanley Aggressive Equity Fund
(8)  Morgan Stanley Allocator Fund
(9)  Morgan Stanley American Opportunities Fund
(10) Morgan Stanley Balanced Growth Fund
(11) Morgan Stanley Balanced Income Fund
(12) Morgan Stanley Biotechnology Fund
(13) Morgan Stanley California Tax-Free Daily Income Trust
(14) Morgan Stanley California Tax-Free Income Fund
(15) Morgan Stanley Capital Opportunities Trust
(16) Morgan Stanley Convertible Securities Trust
(17) Morgan Stanley Developing Growth Securities Trust
(18) Morgan Stanley Dividend Growth Securities Inc.
(19) Morgan Stanley European Growth Fund Inc.
(20) Morgan Stanley Federal Securities Trust
(21) Morgan Stanley Financial Services Trust
(22) Morgan Stanley Flexible Income Trust
(23) Morgan Stanley Fund of Funds
(24) Morgan Stanley Fundamental Value Fund
(25) Morgan Stanley Global Advantage Fund
(26) Morgan Stanley Global Dividend Growth Securities
(27) Morgan Stanley Global Utilities Fund
(28) Morgan Stanley Growth Fund
(29) Morgan Stanley Hawaii Municipal Trust

(30) Morgan Stanley Health Sciences Trust
(31) Morgan Stanley High Yield Securities Inc.
(32) Morgan Stanley Income Builder Fund
(33) Morgan Stanley Information Fund
(34) Morgan Stanley International Fund
(35) Morgan Stanley International SmallCap Fund
(36) Morgan Stanley International Value Equity Fund
(37) Morgan Stanley Japan Fund
(38) Morgan Stanley KLD Social Index Fund
(39) Morgan Stanley Latin American Growth Fund
(40) Morgan Stanley Limited Duration Fund
(41) Morgan Stanley Limited Duration U.S. Treasury Trust
(42) Morgan Stanley Limited Term Municipal Trust
(43) Morgan Stanley Liquid Asset Fund Inc.
(44) Morgan Stanley Market Leader Trust
(45) Morgan Stanley Mid-Cap Value Fund
(46) Morgan Stanley Multi-State Municipal Series Trust
(47) Morgan Stanley Nasdaq-100 Index Fund
(48) Morgan Stanley Natural Resource Development Securities Inc.
(49) Morgan Stanley New York Municipal Money Market Trust
(50) Morgan Stanley New York Tax-Free Income Fund
(51) Morgan Stanley Pacific Growth Fund Inc.
(52) Morgan Stanley Prime Income Trust
(53) Morgan Stanley Quality Income Trust
(54) Morgan Stanley Real Estate Fund
(55) Morgan Stanley S&P 500 Index Fund
(56) Morgan Stanley Select Dimensions Investment Series
(57) Morgan Stanley Small-Mid Special Value Fund
(58) Morgan Stanley Special Growth Fund
(59) Morgan Stanley Special Value Fund
(60) Morgan Stanley Strategist Fund
(61) Morgan Stanley Tax-Exempt Securities Trust
(62) Morgan Stanley Tax-Free Daily Income Trust

(63) Morgan Stanley Total Market Index Fund
(64) Morgan Stanley Total Return Trust
(65) Morgan Stanley U.S. Government Money Market Trust
(66) Morgan Stanley U.S. Government Securities Trust
(67) Morgan Stanley Utilities Fund
(68) Morgan Stanley Value-Added Market Series
(69) Morgan Stanley Value Fund
(70) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

                                    POSITIONS AND OFFICE WITH
NAME                               MORGAN STANLEY DISTRIBUTORS
----                       ----------------------------------------------
John Schaeffer                               Director

Fred Gonfiantini           Executive Director and Financial Operations
                           Principal

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of December, 2003.

                                       MORGAN STANLEY FLEXIBLE INCOME TRUST

                                       By  /s/ Barry Fink
                                           --------------------------
                                           Barry Fink
                                           Vice President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 has been signed below by the following persons in the capacities and on the dates indicated.


         Signatures                                  Title                              Date
         ----------                                  -----                              ----
(1) Principal Executive Officer             Executive Vice President and
                                            Principal Executive Officer
By       /s/ Ronald E. Robison                                                        12/29/03
     ------------------------------
         Ronald E. Robison


(2) Principal Financial Officer             Chief Financial Officer

By       /s/ Francis J. Smith                                                         12/29/03
     ------------------------------
         Francis J. Smith


(3) Majority of the Trustees

         Charles A. Fiumefreddo (Chairman)
         Philip J. Purcell
         James F. Higgins

By       /s/ Barry Fink                                                               12/29/03
    --------------------------------
         Barry Fink
         Attorney-in-Fact

         Michael Bozic     Manuel H. Johnson
         Edwin J. Garn     Joseph J. Kearns
         Wayne E. Hedien   Michael E. Nugent
                           Stuart M. Strauss

By       /s/ Stuart M. Strauss                                                        12/29/03
     -------------------------------
         Stuart M. Strauss
         Attorney-in-Fact

                     MORGAN STANLEY DIVERSIFIED INCOME TRUST

                                  EXHIBIT INDEX

b.        Amended and Restated By-Laws of the Registrant, dated April 24, 2003.

j.        Consent of Independent Auditors

Other.    Powers of Attorney for Trustees, dated October 22, 2003.




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